UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22425

Nuveen Build America Bond Opportunity Fund
(Exact name of registrant as specified in charter)

Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Gifford R. Zimmerman
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: March 31

Date of reporting period: September 30, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

nuveen
A TIAA Company

Closed-End Funds

30 September 2018

Nuveen Municipal Closed-End Funds

NBB	Nuveen Build America Bond Fund
NBD	Nuveen Build America Bond Opportunity Fund

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Table of Contents

Chairman’s Letter to Shareholders	4

Portfolio Manager’s Comments	5

Fund Leverage	8

Common Share Information	10

Risk Considerations	12

Performance Overview and Holding Summaries	13

Shareholder Meeting Report	17

Portfolios of Investments	18

Statement of Assets and Liabilities	32

Statement of Operations	33

Statement of Changes in Net Assets	34

Statement of Cash Flows	35

Financial Highlights	36

Notes to Financial Statements	38

Additional Fund Information	50

Glossary of Terms Used in this Report	51

Reinvest Automatically, Easily and Conveniently	53

Annual Investment Management Agreement Approval Process	54

Chairman’s Letter to Shareholders

Dear Shareholders,
I am honored to serve as the new independent chairman of the Nuveen Fund Board, effective July 1, 2018. I’d like to gratefully acknowledge the stewardship of my predecessor William J. Schneider and, on behalf of my fellow Board members, reinforce our commitment to the legacy of strong, independent oversight of your Funds.
If stock markets are forward looking, then recent volatility suggests views are changing and becoming more divergent. Rising interest rates, moderating earnings growth prospects and a weakening global economic outlook have clouded the horizon, which led to a sharp sell-off in global equities during October. Similar to the remarkably low volatility of 2017, the summer of 2018 was relatively calm again. But more recent market action serves as another reminder that stock price fluctuations are actually the norm, not the exception.
With economic growth in China and Europe already slowing this year, and U.S. growth possibly peaking, investors remain attuned to how trade conflicts, politics and tightening monetary policy might test the global economy’s resilience. However, it’s important to remember the markets are not the economy and vice-versa. Global growth is indeed slowing, but it’s still positive. The U.S. economy remains strong, even in the face of late-cycle pressures. Low unemployment and firming wages should continue to support consumer spending, and the November mid-term elections resulted in no major surprises. In China, the government remains committed to using fiscal stimulus to offset softening exports. Europe also remains vulnerable to trade policy, but European corporate earnings remain healthy, their central bank has reaffirmed its commitment to a gradual stimulus withdrawal and more clarity on Brexit should emerge in the countdown to the March 2019 deadline.
Headlines and political turbulence will continue to obscure underlying fundamentals at times and cause temporary bouts of volatility. We encourage you to work with your financial advisor to evaluate your goals, timeline and risk tolerance. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.
Sincerely,
Terence J. Toth
Chairman of the Board
November 22, 2018

Portfolio Manager’s Comments

Nuveen Build America Bond Fund (NBB)
Nuveen Build America Bond Opportunity Fund (NBD)
These Funds feature portfolio management by Nuveen Asset Management, LLC (NAM), an affiliate of Nuveen, LLC. Portfolio manager Daniel J. Close, CFA, discusses key investment strategies and the six-month performance of the Nuveen Build America Bond Fund (NBB) and the Nuveen Build America Bond Opportunity Fund (NBD). Dan has managed NBB and NBD since their inceptions in April 2010 and November 2010, respectively.
Subsequent to the close of this reporting period, NBD merged into NBB, as approved by NBD shareholders in October 2018. The acquiring Fund will be renamed the Nuveen Taxable Municipal Income Fund and will continue to trade under the ticker NBB. Subject to the satisfaction of certain customary closing conditions, the merger became effective before the market open on November 19, 2018.
As previously announced, NBB will eliminate its contingent term provision and change its principal investment policy from a policy of investing at least 80% of assets in Build America Bonds to a policy of investing at least 80% of its assets in taxable municipal securities. NBB’s benchmark would also at the same time change from the Bloomberg Barclays U.S. Aggregate Build America Bond Eligible Index to the S&P Taxable Municipal Bond Index. These changes will become effective on the closing date of the merger.
Additionally, the Board of Trustees has authorized NBB to conduct a tender offer of up to 20% of the shares of NBB (including shares received by NBD shareholders in the merger) and expects to announce the tender offer within 60 days, with payment for common shares purchased in the tender offer to take place within 120 days, of the closing of the merger.
Also, effective in March 2018, the Funds’ investment policies were changed to allow reverse repurchase agreements as an additional form of leverage.
What key strategies were used to manage these Funds during the six-month reporting period ended September 30, 2018?
The broad municipal bond market, both tax-free and taxable, notched a small gain during the reporting period. The Federal Reserve’s series of gradual policy rate increases pushed U.S. Treasury yields higher, most notably across shorter maturities, which flattened the Treasury yield curve. Rates also rose across the tax-free municipal yield curve, but the move was uneven. The shortest and longest ends of the tax-free municipal curve saw more pronounced increases, while the middle of the curve experienced a

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy or sell securities, and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.
Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio manager as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings, while BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.
Bond insurance guarantees only the payment of principal and interest on the bond when due, and not the value of the bonds themselves, which will fluctuate with the bond market and the financial success of the issuer and the insurer. Insurance relates specifically to the bonds in the portfolio and not to the share prices of a Fund. No representation is made as to the insurers’ ability to meet their commitments.
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Portfolio Manager’s Comments (continued)

much smaller move. While rising interest rates weighed on municipal bond prices (as bond prices and yields move in opposite directions), strong credit fundamentals remained supportive of municipal bond market. The solid economic expansion, growing state and municipal tax revenues, and low defaults continued to draw yield-seeking investors to the municipal market. Robust demand for municipal bonds, along with shrinking issuance, provided a favorable technical backdrop that helped boost the overall relative value of municipal bonds. Build America Bonds’ (BABs) saw negative performance over the reporting period, as the rising interest rate environment was unfavorable for their longer maturity structures.
NBB and NBD are designed to invest primarily in BABs and other taxable municipal bonds. The primary investment objective of these two Funds is to provide current income through investments in taxable municipal securities. Their secondary objective is to seek enhanced portfolio value and total return. The Funds offer strategic portfolio diversification opportunities for traditional municipal bond investors, while providing investment options to investors that have not traditionally purchased municipal bonds, including public and corporate retirement plans, endowments, life insurance companies and sovereign wealth funds. For these investors, the Funds can offer investment grade municipal credit, current income and some security issuers typically offer call protection.
Overall, our strategy during this reporting period was to continue to add value by pursuing active management. We focused on attractive relative value opportunities to enhance the Funds’ long-term performance potential. When it was favorable, we sought “odd lot” bonds, which can be available at more attractive prices because of their lower demand. Both Funds added a transportation bond, a non-rated dedicated tax bond, and a high yield, non-rated tax increment bond. NBB also bought a water and sewer credit. Cash for purchases came from the proceeds generated by the Funds’ hedging strategy (described in the performance discussion), a small amount of called and maturing bonds, and from selling some positions with shorter call and longer duration structures.
Shareholders should note that, because there was no new issuance of BABs or similar U.S. Treasury-subsidized taxable municipal bonds for the 24-month period ended December 31, 2012, the Funds’ contingent term provisions went into effect on January 1, 2013. During the reporting period ended September 30, 2018, NBB and NBD were managed in line with termination dates on or around June 30, 2020, and December 31, 2020, respectively, with the distribution of the Funds’ assets to shareholders planned for those times. However, with the elimination of the contingent term provision and the expansion of NBB’s investment policy (as described at the beginning of this commentary), the Funds began to prepare for the 20% tender offer as well shift focus to buying less liquid, higher yielding bonds.
How did these Funds perform over the six-month reporting period ended September 30, 2018?
The tables in each Fund's Performance Overview and Holding Summaries section of this report provide the Funds’ total returns for the six-month, one-year, five-year and since-inception periods ended September 30, 2018. Each Fund’s total returns are compared with the performance of a corresponding market index.
For the six-month reporting period ended September 30, 2018, the total returns on common share net asset value (NAV) for NBB and NBD outperformed the return for the Bloomberg Barclays Aggregate-Eligible Build American Bond Index.
Key management factors that influenced the returns of NBB and NBD during this reporting period included duration and yield curve positioning, credit exposure, sector allocation and the use of derivatives. Duration and yield curve positioning added value primarily because the Funds generally held overweight allocations to the shortest duration buckets (0- to 2-years and 2- to 4-years), which outperformed the broad market. Our short duration exposure was primarily composed of bonds with longer maturity, shorter call structures (namely, bonds with 2019 and 2020 call dates). Credit ratings allocation also contributed positively to performance. The Funds’ holdings in single-B rated bonds boosted relative performance due to the outperformance of tobacco settlement bonds, which comprise a large portion of the single-B category. An underweight to highly rated paper was also helpful for both Funds, as the higher credit qualities underperformed the broad market during the reporting period. Sector allocations remained well diversified and added to the relative outperformance of both Funds. Our security selection was most favorable among tobacco settlement bonds and shorter-dated credits, while longer-dated and higher quality bonds lagged. Tender option bonds (TOBs) also detracted from the Funds’ performance as TOBs’ long durations were disadvantageous in the rising interest rate environment. However, for both Funds, the positive contribution from the interest rate hedge more than offset the negative impact of TOBs.
As part of their approach to investing, NBB and NBD use an integrated leverage and hedging strategy in their efforts to enhance current income and total return, while working to maintain a level of interest rate risk similar to that of the Bloomberg Barclays Aggregate-Eligible Build America Bond Index. As part of this integrated strategy, both NBB and NBD used inverse floating rate securities, bank borrowings and, effective in March 2018, reverse repurchase agreements (known as reverse repos) as leverage to potentially magnify performance. During this reporting period, we paid down the bank borrowings and bought reverse repos, which cost less than bank borrowings. At the same time, the Funds used interest rate swaps to reduce their leverage-adjusted durations to a level close to that of the Barclays Aggregate-Eligible Build America Bond Index. In addition, the Funds entered into staggered interest rate swaps to attempt to partially fix the interest cost of leverage. During this reporting period, the inverse floaters and interest rate swaps performed as expected. Due to the path of interest rates and credit spread contraction over this reporting period, the use of inverse floaters and duration-shortening swaps taken together boosted the Funds’ total return performance for the reporting period. Leverage is discussed in more detail later in this report.

Fund Leverage

IMPACT OF THE FUNDS’ LEVERAGE STRATEGY ON PERFORMANCE
One important factor impacting the returns of the Funds’ common shares relative to their comparative benchmarks was the Funds’ use of leverage through bank borrowings, reverse repurchase agreements and investments in inverse floating rate securities, which represent leveraged investments in underlying bonds. The Funds use leverage because our research has shown that, over time, leveraging provides opportunities for additional income, particularly in the recent market environment where short-term market rates are at or near historical lows, meaning that the short-term rates the Fund has been paying on its leveraging instruments in recent years have been much lower than the interest the Fund has been earning on its portfolio of long-term bonds that it has bought with the proceeds of that leverage.
However, use of leverage can expose Fund common shares to additional price volatility. When a Fund uses leverage, the Fund common shares will experience a greater increase in their net asset value if the municipal bonds acquired through the use of leverage increase in value, but will also experience a correspondingly larger decline in their net asset value if the bonds acquired through leverage decline in value, which will make the shares’ net asset value more volatile, and total return performance more variable, over time.
In addition, common share income in levered funds will typically decrease in comparison to unlevered funds when short-term interest rates increase and increase when short-term interest rates decrease. Over the last few quarters, short-term interest rates have indeed increased from their extended lows after the 2007-09 financial crisis. This increase has reduced common share net income, and also reduced potential for long-term total returns. Nevertheless, the ability to effectively borrow at current short-term rates is still resulting in enhanced common share income, and management believes that the advantages of continuation of leverage outweigh the associated increase in risk and volatility described above.
NBB’s use of leverage had a negative impact on performance while NBD’s use of leverage had a negligible impact on performance during this reporting period.
As of September 30, 2018, the Funds’ percentages of leverage are as shown in the accompanying table.

	NBB	NBD
Effective Leverage*	29.02%	28.71%
Regulatory Leverage*	13.90%	6.82%

*
Effective leverage is a Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of reverse repurchase agreements, certain derivatives and other investments in a Fund’s portfolio that increase the Fund’s investment exposure. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage. Regulatory leverage consists of preferred shares issued or borrowings of a Fund. Both of these are part of a Fund’s capital structure. A Fund, however, may from time to time borrow on a typically transient basis in connection with its day-to-day operations, primarily in connection with the need to settle portfolio trades. Such incidental borrowings are excluded from the calculation of a Fund’s effective leverage ratio. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

THE FUNDS’ REGULATORY LEVERAGE
Bank Borrowings
The Funds employ regulatory leverage through the use of bank borrowings. The Funds’ bank borrowing activities are as shown in the accompanying table.

	Current Reporting Period						Subsequent to the Close of the Reporting Period
Fund	April 1, 2018	Draws	Paydowns	September 30, 2018	Average Balance Outstanding		Draws	Paydowns	November 27, 2018
NBB	$90,175,000	$—	$(90,175,000)	$—	$90,175,000	**	$—	$—	$—
NBD	$12,000,000	$—	$(12,000,000)	$—	$12,000,000	**	$—	$—	$—

**	For the period April 1, 2018 through April 12, 2018.

Refer to Notes to Financial Statements, Note 8 – Fund Leverage, Borrowings for further details.
Reverse Repurchase Agreements
As noted previously, the Funds utilized reverse repurchase agreements. The Funds' transactions in reverse repurchase agreements are as shown in the accompanying table.

	Current Reporting Period						Subsequent to the Close of the Reporting Period
Fund	April 1, 2018	Purchases	Sales	September 30, 2018	Average Balance Outstanding		Purchases	Sales	November 27, 2018
NBB	$—	$90,175,000	$—	$90,175,000	$90,175,000	***	$—	$—	$90,175,000
NBD	$—	$12,000,000	$—	$12,000,000	$12,000,000	***	$—	$—	$12,000,000

***	For the period April 13, 2018 (initial purchase of reverse repurchase agreements) through September 30, 2018.

Refer to Notes to Financial Statements, Note 8 - Fund Leverage, Reverse Repurchase Agreements for further details.

Common Share Information

COMMON SHARE DISTRIBUTION INFORMATION
The following information regarding the Funds’ distributions is current as of September 30, 2018. Each Fund’s distribution levels may vary over time based on each Fund’s investment activity and portfolio investment value changes.
During the current reporting period, each Fund’s distributions to common shareholders were as shown in the accompanying table.

	Per Common
	Share Amounts
Monthly Distributions (Ex-Dividend Date)	NBB	NBD
April 2018	$0.1030	$0.0955
May	0.1030	0.0955
June	0.1030	0.0955
July	0.1030	0.0955
August	0.1030	0.0955
September 2018	0.1030	0.0955
Total Distributions from Net Investment Income	$0.6180	$0.5730

Yields
Market Yield*	6.18%	5.24%

*	Market Yield is based on the Fund’s current annualized monthly distribution divided by the Fund’s current market price as of the end of the reporting period.

Each Fund seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit each Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. Distributions to shareholders are determined on a tax basis, which may differ from amounts recorded in the accounting records. In instances where the monthly dividend exceeds the earned net investment income, the Fund would report a negative undistributed net ordinary income. Refer to Note 6 – Income Tax Information for additional information regarding the amounts of undistributed net ordinary income and undistributed net long-term capital gains and the character of the actual distributions paid by the Fund during the period.
All monthly dividends paid by each Fund during the current reporting period were paid from net investment income. If a portion of the Fund’s monthly distributions is sourced or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders will be notified of those sources. For financial reporting purposes, the per share amounts of each Fund’s distributions for the reporting period are presented in this report’s Financial Highlights. For income tax purposes, distribution information for each Fund as of its most recent tax year end is presented in Note 6 – Income Tax Information within the Notes to Financial Statements of this report.

COMMON SHARE REPURCHASES
During August 2018, the Funds’ Board of Trustees reauthorized an open-market share repurchase program, allowing each Fund to repurchase an aggregate of up to approximately 10% of its outstanding shares.
As of September 30, 2018, and since the inception of the Funds’ repurchase programs, the Funds have cumulatively repurchased and retired their outstanding common shares as shown in the accompanying table.

	NBB	NBD
Common shares cumulatively repurchased and retired	0	0
Common shares authorized for repurchase	2,645,000	720,000

OTHER COMMON SHARE INFORMATION
As of September 30, 2018, and during the current reporting period, the Funds’ common share prices were trading at a premium/(discount) to their common share NAVs as shown in the accompanying table.

	NBB	NBD
Common share NAV	$21.12	$22.74
Common share price	$20.00	$21.87
Premium/(Discount) to NAV	(5.30)%	(3.83)%
6-month average premium/(discount) to NAV	(4.98)%	(4.97)%

Risk Considerations
Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation.
Nuveen Build America Bond Fund (NBB)
Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Lower credit debt securities may be more likely to fail to make timely interest or principal payments. The Fund’s investments in Build America Bonds, which were discontinued in 2010, subject the Fund to tax risk, liquidity risk, and may negatively affect the Fund’s performance. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. These and other risk considerations such as inverse floater risk, limited term risk, and tax risk are described in more detail on the Fund’s web page at www.nuveen.com/NBB.
Nuveen Build America Bond Opportunity Fund (NBD)
Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Lower credit debt securities may be more likely to fail to make timely interest or principal payments. The Fund’s investments in Build America Bonds, which were discontinued in 2010, subject the Fund to tax risk, liquidity risk, and may negatively affect the Fund’s performance. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. These and other risk considerations such as inverse floater risk, limited term risk, and tax risk are described in more detail on the Fund’s web page at www.nuveen.com/NBD.

NBB	Nuveen Build America Bond Fund
Performance Overview and Holding Summaries as of
September 30, 2018

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of September 30, 2018

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception
NBB at Common Share NAV	(1.02)%	0.85%	7.17%	7.62%
NBB at Common Share Price	(0.86)%	(1.17)%	8.77%	6.72%
Bloomberg Barclays Aggregate – Eligible Build America Bond Index	(1.41)%	(0.39)%	6.79%	7.47%

Since inception returns are from 4/27/10. Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

NBB	Performance Overview and Holding Summaries as of
September 30, 2018 (continued)

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	122.0%
Repurchase Agreements	0.3%
Other Assets Less Liabilities	2.3%
Net Assets Plus Floating Rate Obligations
& Reverse Repurchase Agreements	124.6%
Floating Rate Obligations	(8.5)%
Reverse Repurchase Agreements	(16.1)%
Net Assets	100%

Portfolio Credit Quality
(% of total investment exposure)
U.S. Guaranteed	0.7%
AAA	11.8%
AA	54.6%
A	21.5%
BBB	5.7%
BB or Lower	2.6%
N/R (not rated)	2.9%
N/A (not applicable)	0.2%
Total	100%

Portfolio Composition
(% of total investments)
Tax Obligation/Limited	30.3%
Transportation	20.8%
Tax Obligation/General	15.4%
Utilities	13.8%
Water and Sewer	12.5%
Other	7.0%
Repurchase Agreements	0.2%
Total	100%

States and Territories
(% of total municipal bonds)
California	21.2%
New York	14.2%
Texas	9.4%
Illinois	9.1%
Ohio	5.6%
Georgia	5.0%
New Jersey	4.1%
Virginia	3.9%
Nevada	3.7%
Louisiana	3.1%
Washington	3.1%
Other	17.6%
Total	100%

NBD	Nuveen Build America Bond Opportunity Fund
Performance Overview and Holding Summaries as of
September 30, 2018

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of September 30, 2018

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception
NBD at Common Share NAV	(0.68)%	3.22%	7.21%	8.24%
NBD at Common Share Price	1.75%	4.52%	9.64%	7.51%
Bloomberg Barclays Aggregate – Eligible Build America Bond Index	(1.41)%	(0.39)%	6.79%	8.03%

Since inception returns are from 11/23/10. Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

NBD	Performance Overview and Holding Summaries as of
September 30, 2018 (continued)

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	105.6%
Repurchase Agreements	1.2%
Other Assets Less Liabilities	3.8%
Net Assets Plus Floating Rate Obligations
& Reverse Repurchase Agreements	110.6%
Floating Rate Obligations	(3.3)%
Reverse Repurchase Agreements	(7.3)%
Net Assets	100%

Portfolio Credit Quality
(% of total investment exposure)
U.S. Guaranteed	0.5%
AAA	13.5%
AA	57.0%
A	16.5%
BBB	3.2%
BB or Lower	4.7%
N/R (not rated)	3.7%
N/A (not applicable)	0.9%
Total	100%

Portfolio Composition
(% of total investments)
Tax Obligation/Limited	37.8%
Transportation	13.6%
Tax Obligation/General	12.9%
Water and Sewer	12.7%
Utilities	12.1%
Other	9.8%
Repurchase Agreements	1.1%
Total	100%

States and Territories
(% of total municipal bonds)
California	20.2%
New York	12.4%
Illinois	9.1%
Texas	7.9%
Ohio	6.7%
South Carolina	5.9%
Virginia	4.6%
New Jersey	4.3%
Colorado	4.3%
Georgia	3.3%
Tennessee	3.1%
Other	18.2%
Total	100%

Shareholder Meeting Report

The annual meeting of shareholders was held in the offices of Nuveen on June 21, 2018 for NBB and NBD; at this meeting the shareholders of NBB were asked to elect Board Members, to approve the issuance of additional common shares and to approve the elimination of the current fundamental policy. Shareholders of NBD were asked to elect Board Members and to approve an agreement and Plan of Merger. The meeting for NBD was subsequently adjourned to July 19, 2018 and additionally adjourned to August 22, 2018 and September 18, 2018.

	NBB	NBD
	Common	Common
	shares	shares
To approve the Agreement and Plan of Merger
For	—	3,363,330
Against	—	746,838
Abstain	—	158,677
BNV	—	1,995,551
Total	—	6,264,396
To approve the issuance of additional common shares
For	10,581,465	—
Against	1,248,880	—
Abstain	314,435	—
BNV	3,373,565	—
Total	15,518,345	—
To approve the elimination of the current fundamental policy
For	10,548,539	—
Against	1,232,407	—
Abstain	363,834	—
BNV	3,373,565	—
Total	15,518,345	—
Approval of the Board Members was reached as follows:
Margo L. Cook
For	14,070,549	5,552,157
Withhold	1,447,796	506,654
Total	15,518,345	6,058,811
Jack B. Evans
For	14,080,209	5,587,649
Withhold	1,438,136	471,162
Total	15,518,345	6,058,811
Albin F. Moschner
For	14,057,252	5,559,936
Withhold	1,461,093	498,875
Total	15,518,345	6,058,811
William J. Schneider
For	14,057,300	5,565,837
Withhold	1,461,045	492,974
Total	15,518,345	6,058,811

NBB	Nuveen Build America Bond Fund
Portfolio of Investments
September 30, 2018 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 122.0% (99.8% of Total Investments)
	MUNICIPAL BONDS – 122.0% (99.8% of Total Investments)
	Arizona – 1.1% (0.9% of Total Investments)
$ 1,000	Arizona Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Basis	1/19 at 102.50	BB	$ 980,270
	Schools, Inc. Projects, Series 2018A, 6.000%, 7/01/33, 144A
5,000	Mesa, Arizona, Utility System Revenue Bonds, Series 2010, 6.100%, 7/01/34 (4)	7/20 at 100.00	Aa2	5,273,650
6,000	Total Arizona			6,253,920
	California – 25.8% (21.1% of Total Investments)
2,790	ABAG Finance Authority for Non-Profit Corporations, California, Special Tax Bonds, Community	9/28 at 100.00	N/R	2,752,168
	Facilities District 2004-1 Seismic Safety Improvements 690 & 942 Market Street Project,
	Taxable Refunding Series 2018, 5.500%, 9/01/38
2,520	Alameda Corridor Transportation Authority, California, Revenue Bonds, Refunding Taxable	No Opt. Call	BBB+	1,337,414
	Subordinate Lien Series 2004B, 0.000%, 10/01/31 – AMBAC Insured
1,995	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Build	No Opt. Call	AA	2,730,078
	America Federally Taxable Bond Series 2009F-2, 6.263%, 4/01/49
	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge,
	Subordinate Lien, Build America Federally Taxable Bond Series 2010S-1:
75	6.793%, 4/01/30	No Opt. Call	AA–	88,192
1,785	6.918%, 4/01/40	No Opt. Call	AA–	2,402,574
600	California Infrastructure and Economic Development Bank, Revenue Bonds, University of	No Opt. Call	AA	777,834
	California San Francisco Neurosciences Building, Build America Taxable Bond Series 2010B,
	6.486%, 5/15/49
350	California School Finance Authority, Charter School Revenue Bonds, City Charter School	No Opt. Call	N/R	348,026
	Obligated Group, Taxable Series 2016B, 3.750%, 6/01/20, 144A
3,030	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Build	No Opt. Call	A+	4,378,714
	America Taxable Bond Series 2009G-2, 8.361%, 10/01/34
2,050	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Build	3/20 at 100.00	A+	2,194,095
	America Taxable Bond Series 2010A-2, 8.000%, 3/01/35
7,010	California State University, Systemwide Revenue Bonds, Build America Taxable Bond Series	No Opt. Call	Aa2	9,119,589
	2010B, 6.484%, 11/01/41
7,115	California State, General Obligation Bonds, Various Purpose Build America Taxable Bond Series	3/20 at 100.00	AA–	7,585,942
	2010, 7.950%, 3/01/36
6,610	California State, General Obligation Bonds, Various Purpose, Build America Taxable Bond Series	No Opt. Call	AA–	9,849,098
	2010, 7.600%, 11/01/40 (4)
1,720	California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda	No Opt. Call	BB	1,799,928
	University Medical Center, Series 2014B, 6.000%, 12/01/24
9,255	Los Angeles Community College District, California, General Obligation Bonds, Build America	No Opt. Call	AA+	12,778,286
	Taxable Bonds, Series 2010, 6.600%, 8/01/42 (4)
10,000	Los Angeles Community College District, Los Angeles County, California, General Obligation	No Opt. Call	AA+	13,806,900
	Bonds, Series 2010, 6.600%, 8/01/42 (UB) (4)
3,000	Los Angeles County Metropolitan Transportation Authority, California, Measure R Sales Tax	No Opt. Call	AAA	3,587,340
	Revenue Bonds, Build America Taxable Bond Series 2010A, 5.735%, 6/01/39
	Los Angeles County Public Works Financing Authority, California, Lease Revenue Bonds, Multiple
	Capital Projects I, Build America Taxable Bond Series 2010B:
2,050	7.488%, 8/01/33	No Opt. Call	AA	2,664,590
11,380	7.618%, 8/01/40 (4)	No Opt. Call	AA	16,461,967
10,240	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International	No Opt. Call	AA–	12,786,381
	Airport, Build America Taxable Bonds, Series 2009C, 6.582%, 5/15/39

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Federally
	Taxable – Direct Payment – Build America Bonds, Series 2010A:
$ 80	5.716%, 7/01/39	No Opt. Call	AA	$ 97,783
2,840	6.166%, 7/01/40	7/20 at 100.00	AA	2,971,634
1,685	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Federally	No Opt. Call	AA	2,323,733
	Taxable – Direct Payment – Build America Bonds, Series 2010D, 6.574%, 7/01/45
2,000	Los Angeles Department of Water and Power, California, Water System Revenue Bonds, Tender	No Opt. Call	AA+	6,061,000
	Option Bond Trust 2016-XFT906, 21.813%, 7/01/50, 144A (IF) (4)
1,500	Metropolitan Water District of Southern California, Water Revenue Bonds, Build America Taxable	7/19 at 100.00	AAA	1,539,975
	Bond Series 2009D, 6.538%, 7/01/39
1,000	Metropolitan Water District of Southern California, Water Revenue Bonds, Build America Taxable	7/20 at 100.00	AAA	1,063,870
	Series 2010A, 6.947%, 7/01/40
835	Oakland Redevelopment Agency, California, Housing Set Aside Revenue Bonds, Federally Taxable	No Opt. Call	AA– (5)	870,922
	Subordinated Series 2011A-T, 7.500%, 9/01/19 (ETM)
4,250	Sacramento Public Financing Authority, California, Lease Revenue Bonds, Golden 1 Center,	No Opt. Call	A+	4,764,718
	Series 2015, 5.637%, 4/01/50
2,390	San Francisco City and County Public Utilities Commission, California, Water Revenue Bonds,	No Opt. Call	AA–	2,920,700
	Build America Taxable Bonds, Series 2010B, 6.000%, 11/01/40
4,000	San Francisco City and County, California, Certificates of Participation, 525 Golden Gate	No Opt. Call	Aa1	9,407,360
	Avenue, San Francisco Public Utilities Commission Office Project, Tender Option Bond Trust
	2016-XFT901, 21.358%, 11/01/41, 144A (IF) (4)
295	Stanton Redevelopment Agency, California, Tax Allocation Bonds, Stanton Consolidated	No Opt. Call	A (5)	297,124
	Redevelopment Project Series 2011A, 6.750%, 12/01/18 (ETM)
1,500	University of California, General Revenue Bonds, Build America Taxable Bonds, Series 2009R,	5/19 at 100.00	AA (5)	1,535,100
	6.270%, 5/15/31 (Pre-refunded 5/15/19)
2,505	University of California, General Revenue Bonds, Limited Project, Build America Taxable Bond	No Opt. Call	AA–	3,077,818
	Series 2010F, 5.946%, 5/15/45
108,455	Total California			144,380,853
	Colorado – 0.9% (0.8% of Total Investments)
1,225	Colorado State, Certificates of Participation, Ralph L. Carr Justice Complex & Colorado	No Opt. Call	Aa2	1,568,294
	History Center Projects, Build America Bond Series 2009B, 6.450%, 9/15/39
3,100	Denver School District 1, Colorado, General Obligation Bonds, Build America Taxable Bonds,	No Opt. Call	AA+	3,644,577
	Series 2009C, 5.664%, 12/01/33
4,325	Total Colorado			5,212,871
	Connecticut – 1.3% (1.0% of Total Investments)
6,300	Harbor Point Infrastructure Improvement District, Connecticut, Special Obligation Revenue	4/20 at 100.00	N/R	7,151,382
	Bonds, Harbor Point Project, Federally Taxable – Issuer Subsidy – Recovery Zone Economic
	Development Bond Series 2010B, 12.500%, 4/01/39
	District of Columbia – 0.6% (0.5% of Total Investments)
2,640	District of Columbia Water and Sewer Authority, Public Utility Revenue Bonds, Subordinate	No Opt. Call	AA+	3,170,138
	Lien, Build America Taxable Bond Series 2010A, 5.522%, 10/01/44
	Florida – 0.9% (0.7% of Total Investments)
5,000	Florida State Board of Education, Public Education Capital Outlay Bonds, Build America Taxable	6/19 at 100.00	AAA	5,078,900
	Bonds, Series 2010G, 5.750%, 6/01/35

NBB	Nuveen Build America Bond Fund
Portfolio of Investments (continued)
September 30, 2018 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Georgia – 6.1% (5.0% of Total Investments)
$ 2,540	Cobb-Marietta Coliseum and Exhibit Hall Authority, Georgia, Revenue Bonds, Cobb County	1/26 at 100.00	AAA	$ 2,601,925
	Coliseum Project, Taxable Series 2015, 4.500%, 1/01/47
8,996	Georgia Municipal Electric Authority, Plant Vogtle Units 3 & 4 Project J Bonds, Taxable Build	No Opt. Call	A	10,639,569
	America Bonds Series 2010A, 6.637%, 4/01/57
1,118	Georgia Municipal Electric Authority, Plant Vogtle Units 3 & 4 Project M Bonds, Taxable Build	No Opt. Call	A	1,326,731
	America Bonds Series 2010A, 6.655%, 4/01/57
	Georgia Municipal Electric Authority, Plant Vogtle Units 3 & 4 Project P Bonds, Refunding
	Taxable Build America Bonds Series 2010A:
1,999	7.055%, 4/01/57 – AGM Insured	No Opt. Call	AA	2,511,923
14,995	7.055%, 4/01/57	No Opt. Call	A–	17,209,462
29,648	Total Georgia			34,289,610
	Illinois – 11.2% (9.1% of Total Investments)
865	Chicago Transit Authority, Illinois, Sales and Transfer Tax Receipts Revenue Bonds, Pension	No Opt. Call	AA	1,101,733
	Funding Taxable Series 2008A, 6.899%, 12/01/40
7,735	Chicago Transit Authority, Illinois, Sales Tax Receipts Revenue Bonds, Federally Taxable Build	No Opt. Call	AA	9,384,875
	America Bonds, Series 2010B, 6.200%, 12/01/40
	Chicago, Illinois, General Airport Revenue Bonds, O’Hare International Airport, Third Lien,
	Build America Taxable Bond Series 2010B:
10,925	6.845%, 1/01/38	1/20 at 100.00	A	11,355,773
6,480	6.395%, 1/01/40	No Opt. Call	A	8,345,203
1,000	Chicago, Illinois, Wastewater Transmission Revenue Bonds, Build America Taxable Bond Series	No Opt. Call	AA–	1,280,110
	2010B, 6.900%, 1/01/40
14,000	Illinois State, General Obligation Bonds, Taxable Build America Bonds, Series 2010-3,	No Opt. Call	BBB	14,884,800
	6.725%, 4/01/35
8,220	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Build America Taxable Bonds,	No Opt. Call	AA–	10,121,039
	Senior Lien Series 2009A, 6.184%, 1/01/34 (4)
2,420	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Build America Taxable Bonds,	No Opt. Call	AA–	2,911,913
	Senior Lien Series 2009B, 5.851%, 12/01/34
2,000	Lake County, Illinois, General Obligation Bonds, Series 2010A, 5.125%, 11/30/27	11/19 at 100.00	AAA	2,056,180
685	Northern Illinois Municipal Power Agency, Power Project Revenue Bonds, Prairie State Project,	No Opt. Call	A2	934,278
	Build America Taxable Bond Series 2010A, 7.820%, 1/01/40
54,330	Total Illinois			62,375,904
	Indiana – 2.5% (2.1% of Total Investments)
5,000	Indiana University, Consolidated Revenue Bonds, Build America Taxable Bonds, Series 2010B,	6/20 at 100.00	AAA	5,126,100
	5.636%, 6/01/35
5,000	Indianapolis Local Public Improvement Bond Bank, Indiana, Build America Bonds, Series 2010A-2,	No Opt. Call	Aa1	6,131,550
	6.004%, 1/15/40
2,390	Indianapolis Local Public Improvement Bond Bank, Indiana, Build America Taxable Bonds, Series	No Opt. Call	AA	2,944,456
	2010B-2, 6.116%, 1/15/40
12,390	Total Indiana			14,202,106
	Kentucky – 1.6% (1.3% of Total Investments)
5,000	Kentucky Municipal Power Agency, Power System Revenue Bonds, Prairie State Project, Tender	9/20 at 100.00	AA	6,325,650
	Option Bond Trust 2016-XFT902, 21.373%, 9/01/37 – AGM Insured, 144A (IF) (4)
1,950	Louisville and Jefferson County Metropolitan Sewer District, Kentucky, Sewer and Drainage	No Opt. Call	AA	2,548,358
	System Revenue Bonds, Build America Taxable Bonds Series 2010A, 6.250%, 5/15/43
6,950	Total Kentucky			8,874,008
	Louisiana – 3.8% (3.1% of Total Investments)
20,350	East Baton Rouge Sewerage Commission, Louisiana, Revenue Bonds, Series 2010B,	2/20 at 100.00	AA	21,002,828
	6.087%, 2/01/45 (UB) (4)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Massachusetts – 0.8% (0.6% of Total Investments)
$ 2,000	Massachusetts, Transportation Fund Revenue Bonds, Accelerated Bridge Program, Tender Option	No Opt. Call	AAA	$ 4,235,660
	Bond Trust 2016-XFT907, 17.464%, 6/01/40, 144A (IF) (4)
	Michigan – 1.3% (1.1% of Total Investments)
500	Charlotte Public School District, Easton County, Michigan, General Obligation Bonds, School	5/20 at 100.00	AA	518,795
	Building & Site Series 2010, 7.000%, 5/01/40
6,755	Michigan Tobacco Settlement Finance Authority, Tobacco Settlement Asset-Backed Revenue Bonds,	6/22 at 100.00	B–	6,849,570
	Taxable Turbo Series 2006A, 7.309%, 6/01/34
7,255	Total Michigan			7,368,365
	Missouri – 0.3% (0.3% of Total Investments)
1,590	Curators of the University of Missouri, System Facilities Revenue Bonds, Build America Taxable	No Opt. Call	AA+	1,906,744
	Bonds, Series 2009A, 5.960%, 11/01/39
	Nevada – 4.5% (3.7% of Total Investments)
11,855	Clark County, Nevada, Airport Revenue Bonds, Senior Lien Series 2009B, 6.881%, 7/01/42	7/19 at 100.00	Aa2	12,197,728
8,160	Clark County, Nevada, Airport Revenue Bonds, Taxable Direct Payment Build America Bond Series	No Opt. Call	Aa2	11,548,358
	2010C, 6.820%, 7/01/45 (4)
1,315	Las Vegas, Nevada, Certificates of Participation, City Hall Project, Build America Federally	9/19 at 100.00	AA– (5)	1,372,663
	Taxable Bonds, Series 2009B, 7.800%, 9/01/39 (Pre-refunded 9/01/19)
21,330	Total Nevada			25,118,749
	New Jersey – 5.0% (4.1% of Total Investments)
2,500	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Build America	6/19 at 100.00	A–	2,546,800
	Bonds Issuer Subsidy Program, Series 2009B, 6.875%, 12/15/39
3,500	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Build America	No Opt. Call	A–	3,852,940
	Bonds Issuer Subsidy Program, Series 2010C, 5.754%, 12/15/28
4,190	New Jersey Turnpike Authority, Revenue Bonds, Build America Taxable Bonds, Series 2009F,	No Opt. Call	A+	6,009,382
	7.414%, 1/01/40
10,805	New Jersey Turnpike Authority, Revenue Bonds, Build America Taxable Bonds, Series 2010A,	No Opt. Call	A+	14,926,135
	7.102%, 1/01/41
530	South Jersey Transportation Authority, New Jersey, Transportation System Revenue Bonds, Build	No Opt. Call	BBB+	593,404
	America Bond Series 2009A-5, 7.000%, 11/01/38
21,525	Total New Jersey			27,928,661
	New York – 17.3% (14.1% of Total Investments)
25,000	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, Series	No Opt. Call	AAA	29,746,000
	2010, 5.600%, 3/15/40 (UB) (4)
5,100	Long Island Power Authority, New York, Electric System Revenue Bonds, Build America Taxable	No Opt. Call	A–	5,939,358
	Bond Series 2010B, 5.850%, 5/01/41
7,965	Metropolitan Transportation Authority, New York, Dedicated Tax Fund Bonds, Build America	No Opt. Call	AA	11,386,445
	Taxable Bonds, Series 2010C, 7.336%, 11/15/39 (4)
14,000	New York City Municipal Water Finance Authority, New York, Water and Sewer System Revenue	12/20 at 100.00	AA+	14,851,060
	Bonds, Second Generation Resolution, Build America Taxable Bonds, Fiscal 2011 Series 2010CC,
	6.282%, 6/15/42 (4)
1,000	New York City Municipal Water Finance Authority, New York, Water and Sewer System Revenue	6/20 at 100.00	AA+	1,039,590
	Bonds, Second Generation Resolution, Build America Taxable Bonds, Fiscal 2011 Series AA,
	5.790%, 6/15/41
2,595	New York City Municipal Water Finance Authority, New York, Water and Sewer System Revenue	No Opt. Call	AA+	3,307,613
	Bonds, Second Generation Resolution, Build America Taxable Bonds, Series 2010DD,
	5.952%, 6/15/42
1,595	New York City Municipal Water Finance Authority, New York, Water and Sewer System Revenue	No Opt. Call	AA+	3,766,146
	Bonds, Second Generation Resolution, Tender Option Bond Trust 2016-XFT908, 17.857%,
	6/15/44, 144A (IF)

NBB	Nuveen Build America Bond Fund
Portfolio of Investments (continued)
September 30, 2018 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New York (continued)
$ 2,025	New York City Municipal Water Finance Authority, New York, Water and Sewer System Revenue	No Opt. Call	AA+	$ 2,581,085
	Bonds, Second Generation Resolution, Series 2010, 5.952%, 6/15/42 (UB)
7,155	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds, Build	No Opt. Call	AA	9,343,071
	America Taxable Bond Fiscal 2011 Series 2010S-1B, 6.828%, 7/15/40 (4)
10,000	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Build	No Opt. Call	AAA	11,777,300
	America Taxable Bonds, Series 2010G-1, 5.467%, 5/01/40 (4)
3,000	New York Transportation Development Corporation, Special Facilities Bonds, LaGuardia Airport	No Opt. Call	BBB	2,822,370
	Terminal B Redevelopment Project, Taxable Series 2016B, 3.673%, 7/01/30
79,435	Total New York			96,560,038
	North Carolina – 0.8% (0.6% of Total Investments)
4,290	North Carolina Turnpike Authority, Triangle Expressway System State Annual Appropriation	1/19 at 100.00	AA+	4,332,471
	Revenue Bonds, Federally Taxable Issuer Subsidy Build America Bonds, Series 2009B,
	6.700%, 1/01/39 (4)
	Ohio – 6.8% (5.6% of Total Investments)
6,350	American Municipal Power Inc., Ohio, Combined Hydroelectric Projects Revenue Bonds, Build	No Opt. Call	A	9,106,027
	America Bond Series 2010B, 7.834%, 2/15/41
4,000	American Municipal Power Ohio Inc., Prairie State Energy Campus Project Revenue Bonds, Build	No Opt. Call	A1	4,950,440
	America Bond Series 2009C, 6.053%, 2/15/43
25	Jobs Ohio Beverage System, Ohio, Statewide Liquor Profits Revenue Bonds, Senior Lien Taxable	No Opt. Call	AA	26,496
	Series 2013B, 4.532%, 1/01/35
15,500	Northeast Ohio Regional Sewer District, Wastewater Improvement Revenue Bonds, Build America	11/20 at 100.00	AA+	16,344,905
	Taxable Bonds, Series 2010, 6.038%, 11/15/40 (4)
7,500	Port of Greater Cincinnati Development Authority, Ohio, Special Obligation TIF Revenue Bonds,	1/26 at 100.00	N/R	7,085,250
	Cooperative Township Public Parking, Kenwood Collection Redevelopment, Senior Lien Series
	2016A, 6.600%, 1/01/39
400	Toledo Lucas County Port Authority, Ohio, Revenue Bonds, StoryPoint Waterville Project,	No Opt. Call	N/R	386,872
	Taxable Series 2016A-2, 8.500%, 1/15/22, 144A
33,775	Total Ohio			37,899,990
	Oregon – 2.3% (1.9% of Total Investments)
4,000	Oregon Department of Administrative Services, Certificates of Participation, Federally Taxable	5/20 at 100.00	AA	4,882,800
	Build America Bonds, Tender Option Bond Trust 2016-TXG001, 19.797%, 5/01/35, 144A (IF) (4)
7,630	Warm Springs Reservation Confederated Tribes, Oregon, Tribal Economic Development Bonds,	No Opt. Call	A3	7,815,895
	Hydroelectric Revenue Bonds, Pelton Round Butte Project, Refunding Series 2009A,
	8.250%, 11/01/19
11,630	Total Oregon			12,698,695
	Pennsylvania – 2.2% (1.8% of Total Investments)
	Commonwealth Financing Authority, Pennsylvania, State Appropriation Lease Bonds, Build America
	Taxable Bonds, Series 2009D:
1,225	5.653%, 6/01/24	No Opt. Call	A1	1,303,768
1,915	6.218%, 6/01/39	No Opt. Call	A1	2,311,003
5,000	Commonwealth Financing Authority, Pennsylvania, State Appropriation Lease Bonds, Taxable	No Opt. Call	A1	4,921,050
	Series 2016A, 4.144%, 6/01/38
2,000	Pennsylvania State, General Obligation Bonds, Build America Taxable Bonds, Third Series 2010B,	7/20 at 100.00	Aa3	2,077,880
	5.850%, 7/15/30
1,535	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Build America Taxable Bonds, Series	No Opt. Call	A+	1,920,377
	2009A, 6.105%, 12/01/39
11,675	Total Pennsylvania			12,534,078
	South Carolina – 1.6% (1.3% of Total Investments)
2,000	South Carolina Public Service Authority, Electric System Revenue Bonds, Santee Cooper,	No Opt. Call	AA	2,627,720
	Federally Taxable Build America Series 2010C, 6.454%, 1/01/50 – AGM Insured

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	South Carolina (continued)
$ 55	South Carolina Public Service Authority, Electric System Revenue Bonds, Santee Cooper,	No Opt. Call	A+	$ 135,973
	Federally Taxable Build America, Tender Option Bond Trust 2016-XFT909, 20.310%,
	1/01/50, 144A (IF)
2,245	South Carolina Public Service Authority, Electric System Revenue Bonds, Santee Cooper,	No Opt. Call	A+	2,906,040
	Federally Taxable Build America, Series 2010C, 6.454%, 1/01/50 (UB)
	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Refunding
	Series 2013C:
875	5.784%, 12/01/41	No Opt. Call	A+	1,011,544
1,835	5.784%, 12/01/41 – AGM Insured	No Opt. Call	AA	2,146,638
7,010	Total South Carolina			8,827,915
	Tennessee – 2.0% (1.6% of Total Investments)
5,000	Metropolitan Government Nashville & Davidson County Convention Center Authority, Tennessee,	No Opt. Call	A1	6,660,700
	Tourism Tax Revenue Bonds, Build America Taxable Bonds, Series 2010A-2, 7.431%, 7/01/43
3,290	Metropolitan Government Nashville & Davidson County Convention Center Authority, Tennessee,	No Opt. Call	Aa3	4,334,279
	Tourism Tax Revenue Bonds, Build America Taxable Bonds, Subordinate Lien Series 2010B,
	6.731%, 7/01/43
8,290	Total Tennessee			10,994,979
	Texas – 11.4% (9.4% of Total Investments)
1,000	Bexar County Hospital District, Texas, Certificates of Obligation, Taxable Build America Bond	2/19 at 100.00	Aa1	1,014,850
	Series 2009B, 6.904%, 2/15/39
11,000	Dallas Convention Center Hotel Development Corporation, Texas, Hotel Revenue Bonds, Build	No Opt. Call	A	14,224,320
	America Taxable Bonds, Series 09B, 7.088%, 1/01/42
2,200	Dallas Independent School District, Dallas County, Texas, General Obligation Bonds, School	2/21 at 100.00	AAA	2,358,796
	Building, Build America Taxable Bond Series 2010C, 6.450%, 2/15/35
2,000	Dallas County Hospital District, Texas, General Obligation Limited Tax Bonds, Build America	No Opt. Call	AA–	2,413,460
	Taxable Bonds, Series 2009C, 5.621%, 8/15/44
1,720	Houston, Texas, General Obligation Bonds, Public Improvement, Build America Bond Series 2010B,	3/20 at 100.00	AA	1,786,409
	6.319%, 3/01/30
1,530	Houston, Texas, General Obligation Bonds, Public Improvement, Build America Bond Series 2010B,	3/20 at 100.00	N/R (5)	1,602,032
	6.319%, 3/01/30 (Pre-refunded 3/01/20)
10,220	North Texas Tollway Authority, System Revenue Bonds, Taxable Build America Bonds, Series	2/20 at 100.00	Baa2	10,950,832
	2010-B2, 8.910%, 2/01/30
10,285	North Texas Tollway Authority, System Revenue Bonds, Taxable Build America Bond Series 2009B,	No Opt. Call	A+	14,496,810
	6.718%, 1/01/49
1,000	San Antonio, Texas, Electric and Gas System Revenue Bonds, Junior Lien, Build America Taxable	No Opt. Call	AA+	1,244,480
	Bond Series 2010A, 5.808%, 2/01/41
10	San Antonio, Texas, Electric and Gas System Revenue Bonds, Series 2012, 4.427%, 2/01/42	No Opt. Call	Aa1	10,714
5,000	San Antonio, Texas, General Obligation Bonds, Build America Taxable Bonds, Series 2010B,	8/20 at 100.00	AAA	5,229,400
	6.038%, 8/01/40
7,015	Texas State, General Obligation Bonds, Transportation Commission, Build America Taxable Bonds,	No Opt. Call	AAA	8,618,138
	Series 2009A, 5.517%, 4/01/39
52,980	Total Texas			63,950,241
	Utah – 0.7% (0.6% of Total Investments)
4,000	Central Utah Water Conservancy District, Utah, Revenue Bonds, Federally Taxable Build America	4/20 at 100.00	AA+	4,155,480
	Bonds, Series 2010A, 5.700%, 10/01/40
	Virginia – 4.8% (3.9% of Total Investments)
	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds, Dulles
	Metrorail & Capital improvement Projects, Second Senior Lien, Build America Bond Series 2009D:
9,260	7.462%, 10/01/46 – AGC Insured	No Opt. Call	BBB+	13,231,614
1,000	7.462%, 10/01/46 – AGM Insured	No Opt. Call	AA	1,465,700

NBB	Nuveen Build America Bond Fund
Portfolio of Investments (continued)
September 30, 2018 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Virginia (continued)
$ 7,185	Tobacco Settlement Financing Corporation of Virginia, Tobacco Settlement Asset Backed Bonds,	6/25 at 100.00	B–	$ 7,149,219
	Refunding Senior Lien Series 2007A, 6.706%, 6/01/46
4,210	Virginia Small Business Finance Authority, Tourism Development Financing Program Revenue	4/28 at 117.16	N/R	4,963,211
	Bonds, Downtown Norfolk and Virginia Beach Oceanfront Hotel Projects, Series 2018B,
	12.000%, 4/01/48, 144A
21,655	Total Virginia			26,809,744
	Washington – 3.7% (3.1% of Total Investments)
4,000	Seattle, Washington, Municipal Light and Power Revenue Bonds, Federally Taxable Build America	No Opt. Call	AA	7,030,680
	Bonds, Tender Option Bond Trust 2016-XFT905, 16.661%, 2/01/40, 144A (IF) (4)
11,090	Washington State Convention Center Public Facilities District, Lodging Tax Revenue Bonds,	No Opt. Call	Aa3	13,923,384
	Build America Taxable Bond Series 2010B, 6.790%, 7/01/40
15,090	Total Washington			20,954,064
	West Virginia – 0.7% (0.5% of Total Investments)
3,660	Tobacco Settlement Finance Authority, West Virginia, Tobacco Settlement Asset-Backed Bonds,	6/25 at 100.00	B+	3,664,026
	Taxable Turbo Series 2007A, 7.467%, 6/01/47
$ 563,578	Total Long-Term Investments (cost $617,504,570)			681,932,420

Principal
Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 0.3% (0.2% of Total Investments)
	REPURCHASE AGREEMENTS – 0.3% (0.2% of Total Investments)
$ 1,458	Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/28/18,	1.050%	10/01/18	$ 1,457,791
	repurchase price $1,457,919, collateralized by: $1,150,000 U.S. Treasury Notes,
	2.125%, due 2/29/24, value $1,103,189 and $390,000 U.S. Treasury Notes,
	2.750%, due 7/31/23, value $388,060
	Total Short-Term Investments (cost $1,457,791)			1,457,791
	Total Investments (cost $618,962,361) – 122.3%			683,390,211
	Floating Rate Obligations – (8.5)%			(47,700,000)
	Reverse Repurchase Agreements – (16.1)% (6)			(90,175,000)
	Other Assets Less Liabilities – 2.3% (7)			13,275,848
	Net Assets Applicable to Common Shares – 100%			$ 558,791,059

Investments in Derivatives
Interest Rate Swaps – OTC Cleared

	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Effective Date (8)	Maturity Date	Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Variation Margin Receivable/ (Payable)
	$33,000,000	Receive	3-Month LIBOR	2.979%	Semi-Annually	10/04/19	10/04/29	$509,362	$705	$508,657	$(49)
	86,800,000	Receive	3-Month LIBOR	2.565%	Semi-Annually	2/08/19	2/08/29	4,291,284	1,073	4,290,211	(4,021)
Total	$119,800,000							$4,800,646	$1,778	$4,798,868	$(4,070)
Total interest rate swap premiums paid									$1,778
Total interest rate swap premiums received									$—
Total receivable for variation margin on swap contracts											$—
Total payable for variation margin on swap contracts											$(4,070)

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Investment, or portion of investment, has been pledged to collateralize the net payment obligations for inverse floating rate transactions and/or reverse repurchase agreements. As of the end of the reporting period, investments with a value of $114,176,274 have been pledged as collateral for reverse repurchase agreements.

(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(6)	Reverse Repurchase Agreements as a percentage of Total Investments is 13.2%.
(7)
Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC cleared and exchange-traded derivatives is recognized as part of the cash collateral at broker and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

(8)	Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each contract.
144A
Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

ETM	Escrowed to maturity.
IF
Inverse floating rate security issued by a tender option bond (“TOB”) trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association (SIFMA) short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust.

LIBOR	London Inter-Bank Offered Rate
UB
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

NBD	Nuveen Build America Bond Opportunity Fund
Portfolio of Investments
September 30, 2018 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 105.6% (98.9% of Total Investments)
	MUNICIPAL BONDS – 105.6% (98.9% of Total Investments)
	Arizona – 0.6% (0.5% of Total Investments)
$ 1,000	Arizona Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Basis	1/19 at 102.50	BB	$ 980,270
	Schools, Inc. Projects, Series 2018A, 6.000%, 7/01/33, 144A
	California – 21.3% (20.0% of Total Investments)
1,335	ABAG Finance Authority for Non-Profit Corporations, California, Special Tax Bonds, Community	9/28 at 100.00	N/R	1,316,897
	Facilities District 2004-1 Seismic Safety Improvements 690 & 942 Market Street Project,
	Taxable Refunding Series 2018, 5.500%, 9/01/38
1,500	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Build	No Opt. Call	A+	2,167,680
	America Taxable Bond Series 2009G-2, 8.361%, 10/01/34
1,000	California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda	No Opt. Call	BB	1,046,470
	University Medical Center, Series 2014B, 6.000%, 12/01/24
1,000	Los Angeles Community College District, California, General Obligation Bonds, Build America	No Opt. Call	AA+	1,380,690
	Taxable Bonds, Series 2010, 6.600%, 8/01/42
2,000	Los Angeles Community College District, Los Angeles County, California, General Obligation	No Opt. Call	AA+	6,497,080
	Bonds, Tender Option Bond Trust 2016-XG002, 23.037%, 8/01/49, 144A (IF) (4)
1,745	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International	No Opt. Call	AA–	2,178,929
	Airport, Build America Taxable Bonds, Series 2009C, 6.582%, 5/15/39
2,000	Los Angeles Department of Water and Power, California, Water System Revenue Bonds, Tender	No Opt. Call	AA+	6,061,000
	Option Bond Trust 2016-XFT906, 21.813%, 7/01/50, 144A (IF) (4)
275	Oakland Redevelopment Agency, California, Housing Set Aside Revenue Bonds, Federally Taxable	No Opt. Call	AA– (5)	286,831
	Subordinated Series 2011A-T, 7.500%, 9/01/19 (ETM)
2,200	San Diego County Regional Transportation Commission, California, Sales Tax Revenue Bonds,	No Opt. Call	AAA	2,849,990
	Build America Taxable Bonds Series 2010A, 5.911%, 4/01/48
1,500	San Francisco City and County Public Utilities Commission, California, Water Revenue Bonds,	No Opt. Call	AA–	2,127,435
	Build America Taxable Bonds, Series 2010G, 6.950%, 11/01/50
940	San Francisco City and County Redevelopment Financing Authority, California, Tax Allocation	No Opt. Call	AA	1,370,106
	Revenue Bonds, San Francisco Redevelopment Projects, Taxable Series 2009E, 8.406%, 8/01/39
2,000	San Francisco City and County, California, Certificates of Participation, 525 Golden Gate	No Opt. Call	Aa1	4,703,680
	Avenue, San Francisco Public Utilities Commission Office Project, Tender Option Bond Trust
	2016-XFT901, 21.358%, 11/01/41, 144A (IF) (4)
315	Stanton Redevelopment Agency, California, Tax Allocation Bonds, Stanton Consolidated	No Opt. Call	A (5)	329,799
	Redevelopment Project Series 2011A, 7.000%, 12/01/19 (ETM)
2,000	University of California Regents, Medical Center Pooled Revenue Bonds, Taxable Build America	No Opt. Call	AA–	2,625,940
	Bond Series 2010H, 6.548%, 5/15/48
19,810	Total California			34,942,527
	Colorado – 4.6% (4.3% of Total Investments)
4,000	Colorado Bridge Enterprise, Revenue Bonds, Federally Taxable Build America Series 2010A,	No Opt. Call	AA	4,928,240
	6.078%, 12/01/40 (4)
1,000	Colorado State, Certificates of Participation, Ralph L. Carr Justice Complex & Colorado	No Opt. Call	Aa2	1,280,240
	History Center Projects, Build America Bond Series 2009B, 6.450%, 9/15/39
1,000	Regional Transportation District, Colorado, Sales Tax Revenue Bonds, Fastracks Project, Build	No Opt. Call	AA+	1,288,550
	America Series 2010B, 5.844%, 11/01/50
6,000	Total Colorado			7,497,030

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Connecticut – 0.9% (0.9% of Total Investments)
$ 1,355	Harbor Point Infrastructure Improvement District, Connecticut, Special Obligation Revenue	4/20 at 100.00	N/R	$ 1,538,115
	Bonds, Harbor Point Project, Federally Taxable – Issuer Subsidy – Recovery Zone Economic
	Development Bond Series 2010B, 12.500%, 4/01/39
	Georgia – 3.5% (3.3% of Total Investments)
1,000	Cobb-Marietta Coliseum and Exhibit Hall Authority, Georgia, Revenue Bonds, Cobb County	1/26 at 100.00	AAA	1,024,380
	Coliseum Project, Taxable Series 2015, 4.500%, 1/01/47
	Georgia Municipal Electric Authority, Plant Vogtle Units 3 & 4 Project P Bonds, Refunding
	Taxable Build America Bonds Series 2010A:
1,000	7.055%, 4/01/57 – AGM Insured	No Opt. Call	AA	1,256,590
2,999	7.055%, 4/01/57	No Opt. Call	A–	3,441,892
4,999	Total Georgia			5,722,862
	Illinois – 9.6% (9.0% of Total Investments)
3,760	Chicago Transit Authority, Illinois, Sales Tax Receipts Revenue Bonds, Federally Taxable Build	No Opt. Call	AA	4,562,008
	America Bonds, Series 2010B, 6.200%, 12/01/40
1,505	Chicago, Illinois, General Airport Revenue Bonds, O’Hare International Airport, Third Lien,	1/20 at 100.00	A	1,564,342
	Build America Taxable Bond Series 2010B, 6.845%, 1/01/38
2,000	Illinois State, General Obligation Bonds, Build America Taxable Bonds, Series 2010-5,	No Opt. Call	BBB	2,205,760
	7.350%, 7/01/35
3,692	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Build America Taxable Bonds,	No Opt. Call	AA–	4,545,849
	Senior Lien Series 2009A, 6.184%, 1/01/34 (4)
2,000	Lake County, Illinois, General Obligation Bonds, Series 2010A, 5.250%, 11/30/28	11/19 at 100.00	AAA	2,058,640
400	Northern Illinois Municipal Power Agency, Power Project Revenue Bonds, Prairie State Project,	No Opt. Call	A2	487,824
	Build America Bond Series 2009C, 6.859%, 1/01/39
205	Northern Illinois Municipal Power Agency, Power Project Revenue Bonds, Prairie State Project,	No Opt. Call	A2	279,601
	Build America Taxable Bond Series 2010A, 7.820%, 1/01/40
13,562	Total Illinois			15,704,024
	Indiana – 0.7% (0.7% of Total Investments)
1,000	Indianapolis Local Public Improvement Bond Bank, Indiana, Build America Taxable Bonds, Series	No Opt. Call	AA	1,231,990
	2010B-2, 6.116%, 1/15/40
	Kentucky – 2.8% (2.6% of Total Investments)
3,500	Louisville and Jefferson County Metropolitan Sewer District, Kentucky, Sewer and Drainage	No Opt. Call	AA	4,573,975
	System Revenue Bonds, Build America Taxable Bonds Series 2010A, 6.250%, 5/15/43
	Massachusetts – 2.6% (2.4% of Total Investments)
2,000	Massachusetts, Transportation Fund Revenue Bonds, Accelerated Bridge Program, Tender Option	No Opt. Call	AAA	4,235,660
	Bond Trust 2016-XFT907, 17.464%, 6/01/40, 144A (IF) (4)
	Michigan – 1.5% (1.4% of Total Investments)
280	Charlotte Public School District, Easton County, Michigan, General Obligation Bonds, School	5/20 at 100.00	AA	290,525
	Building & Site Series 2010, 7.000%, 5/01/40
2,100	Michigan Tobacco Settlement Finance Authority, Tobacco Settlement Asset-Backed Revenue Bonds,	6/22 at 100.00	B–	2,129,400
	Taxable Turbo Series 2006A, 7.309%, 6/01/34
2,380	Total Michigan			2,419,925
	Mississippi – 1.5% (1.4% of Total Investments)
2,085	Mississippi State, General Obligation Bonds, Build America Taxable Bond Series 2010F,	No Opt. Call	AA	2,380,903
	5.245%, 11/01/34
	Nevada – 1.3% (1.2% of Total Investments)
1,500	Clark County, Nevada, Airport Revenue Bonds, Taxable Direct Payment Build America Bond Series	No Opt. Call	Aa2	2,122,860
	2010C, 6.820%, 7/01/45 (4)

NBD	Nuveen Build America Bond Opportunity Fund
Portfolio of Investments (continued)
September 30, 2018 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New Jersey – 4.6% (4.3% of Total Investments)
$ 1,500	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Build America	No Opt. Call	A–	$ 1,651,260
	Bonds Issuer Subsidy Program, Series 2010C, 5.754%, 12/15/28
2,537	New Jersey Turnpike Authority, Revenue Bonds, Build America Taxable Bonds, Series 2010A,	No Opt. Call	A+	3,504,637
	7.102%, 1/01/41
2,000	Rutgers State University, New Jersey, Revenue Bonds, Build America Taxable Bond Series 2010H,	No Opt. Call	Aa3	2,342,800
	5.665%, 5/01/40
6,037	Total New Jersey			7,498,697
	New York – 13.0% (12.2% of Total Investments)
2,000	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, Tender	No Opt. Call	AAA	3,898,400
	Option Bond Trust 2016-XFT903, 16.934%, 3/15/40, 144A (IF) (4)
1,290	Metropolitan Transportation Authority, New York, Dedicated Tax Fund Bonds, Build America	No Opt. Call	AA	1,844,132
	Taxable Bonds, Series 2010C, 7.336%, 11/15/39
1,270	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Federally	No Opt. Call	AA–	1,649,489
	Taxable Issuer Subsidy Build America Bonds, Series 2010A, 6.668%, 11/15/39
1,500	New York City Municipal Water Finance Authority, New York, Water and Sewer System Revenue	No Opt. Call	AA+	1,807,785
	Bonds, Second Generation Resolution, Build America Taxable Bonds, Fiscal 2011 Series AA,
	5.440%, 6/15/43
2,000	New York City Municipal Water Finance Authority, New York, Water and Sewer System Revenue	No Opt. Call	AA+	4,722,440
	Bonds, Second Generation Resolution, Tender Option Bond Trust 2016-XFT908,
	17.857%, 6/15/44, 144A (IF)
3,750	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds, Build	No Opt. Call	AA	4,896,788
	America Taxable Bond Fiscal 2011 Series 2010S-1B, 6.828%, 7/15/40 (4)
1,500	New York City, New York, General Obligation Bonds, Federally Taxable Build America Bonds,	12/20 at 100.00	AA	1,597,575
	Series 2010-F1, 6.646%, 12/01/31
1,000	New York Transportation Development Corporation, Special Facilities Bonds, LaGuardia Airport	No Opt. Call	BBB	940,790
	Terminal B Redevelopment Project, Taxable Series 2016B, 3.673%, 7/01/30
14,310	Total New York			21,357,399
	North Carolina – 0.5% (0.5% of Total Investments)
830	North Carolina Turnpike Authority, Triangle Expressway System State Annual Appropriation	1/19 at 100.00	AA+	838,217
	Revenue Bonds, Federally Taxable Issuer Subsidy Build America Bonds, Series 2009B,
	6.700%, 1/01/39
	Ohio – 7.1% (6.6% of Total Investments)
1,500	American Municipal Power Inc., Ohio, Meldahl Hydroelectric Projects Revenue Bonds, Build	No Opt. Call	A	2,102,970
	America Bond Series 2010B, 7.499%, 2/15/50
2,690	American Municipal Power Ohio Inc., Prairie State Energy Campus Project Revenue Bonds, Build	No Opt. Call	A1	3,329,171
	America Bond Series 2009C, 6.053%, 2/15/43
2,850	Northeast Ohio Regional Sewer District, Wastewater Improvement Revenue Bonds, Build America	11/20 at 100.00	AA+	3,005,354
	Taxable Bonds, Series 2010, 6.038%, 11/15/40 (4)
3,075	Port of Greater Cincinnati Development Authority, Ohio, Special Obligation TIF Revenue Bonds,	1/26 at 100.00	N/R	2,904,953
	Cooperative Township Public Parking, Kenwood Collection Redevelopment, Senior Lien Series
	2016A, 6.600%, 1/01/39
235	Toledo Lucas County Port Authority, Ohio, Revenue Bonds, StoryPoint Waterville Project,	No Opt. Call	N/R	227,287
	Taxable Series 2016A-2, 8.500%, 1/15/22, 144A
10,350	Total Ohio			11,569,735

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Pennsylvania – 3.2% (3.0% of Total Investments)
$ 2,000	Commonwealth Financing Authority, Pennsylvania, State Appropriation Lease Bonds, Taxable	No Opt. Call	A1	$ 1,968,420
	Series 2016A, 4.144%, 6/01/38
2,715	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Build America Taxable Bonds, Series	No Opt. Call	A+	3,246,271
	2010B, 5.511%, 12/01/45
4,715	Total Pennsylvania			5,214,691
	South Carolina – 6.3% (5.9% of Total Investments)
6,735	South Carolina Public Service Authority, Electric System Revenue Bonds, Santee Cooper,	No Opt. Call	A+	8,718,120
	Federally Taxable Build America, Series 2010C, 6.454%, 1/01/50 (UB)
155	South Carolina Public Service Authority, Electric System Revenue Bonds, Santee Cooper,	No Opt. Call	A+	383,197
	Federally Taxable Build America, Tender Option Bond Trust 2016-XFT909, 20.310%,
	1/01/50, 144A (IF)
	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Refunding
	Series 2013C:
250	5.784%, 12/01/41	No Opt. Call	A+	289,013
750	5.784%, 12/01/41 – AGM Insured	No Opt. Call	AA	877,373
7,890	Total South Carolina			10,267,703
	Tennessee – 3.3% (3.0% of Total Investments)
4,060	Metropolitan Government Nashville & Davidson County Convention Center Authority, Tennessee,	No Opt. Call	Aa3	5,348,684
	Tourism Tax Revenue Bonds, Build America Taxable Bonds, Subordinate Lien Series 2010B,
	6.731%, 7/01/43
	Texas – 8.3% (7.8% of Total Investments)
1,000	Bexar County Hospital District, Texas, Certificates of Obligation, Taxable Build America Bond	2/19 at 100.00	Aa1	1,014,850
	Series 2009B, 6.904%, 2/15/39
2,520	Dallas Area Rapid Transit, Texas, Sales Tax Revenue Bonds, Build America Taxable Bonds, Series	No Opt. Call	AA+	3,260,603
	2009B, 5.999%, 12/01/44
2,500	Dallas Convention Center Hotel Development Corporation, Texas, Hotel Revenue Bonds, Build	No Opt. Call	A	3,232,800
	America Taxable Bonds, Series 09B, 7.088%, 1/01/42
2,000	Dallas County Hospital District, Texas, General Obligation Limited Tax Bonds, Build America	No Opt. Call	AA–	2,413,460
	Taxable Bonds, Series 2009C, 5.621%, 8/15/44
530	Houston, Texas, General Obligation Bonds, Public Improvement, Build America Bond Series 2010B,	3/20 at 100.00	AA	550,463
	6.319%, 3/01/30
470	Houston, Texas, General Obligation Bonds, Public Improvement, Build America Bond Series 2010B,	3/20 at 100.00	N/R (5)	492,127
	6.319%, 3/01/30 (Pre-refunded 3/01/20)
2,500	North Texas Tollway Authority, System Revenue Bonds, Taxable Build America Bonds, Series	2/20 at 100.00	Baa2	2,678,775
	2010-B2, 8.910%, 2/01/30
11,520	Total Texas			13,643,078
	Virginia – 4.8% (4.5% of Total Investments)
1,000	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds, Dulles	No Opt. Call	BBB+	1,428,900
	Metrorail & Capital improvement Projects, Second Senior Lien, Build America Bond Series 2009D,
	7.462%, 10/01/46 – AGC Insured
4,235	Tobacco Settlement Financing Corporation of Virginia, Tobacco Settlement Asset Backed Bonds,	6/25 at 100.00	B–	4,213,910
	Refunding Senior Lien Series 2007A, 6.706%, 6/01/46
1,925	Virginia Small Business Finance Authority, Tourism Development Financing Program Revenue	4/28 at 117.16	N/R	2,269,402
	Bonds, Downtown Norfolk and Virginia Beach Oceanfront Hotel Projects, Series 2018B, 12.000%,
	4/01/48, 144A
7,160	Total Virginia			7,912,212

NBD	Nuveen Build America Bond Opportunity Fund
Portfolio of Investments (continued)
September 30, 2018 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Washington – 2.2% (2.1% of Total Investments)
$ 2,935	Washington State Convention Center Public Facilities District, Lodging Tax Revenue Bonds,	No Opt. Call	Aa3	$ 3,684,863
	Build America Taxable Bond Series 2010B, 6.790%, 7/01/40
	West Virginia – 1.4% (1.3% of Total Investments)
2,230	Tobacco Settlement Finance Authority, West Virginia, Tobacco Settlement Asset-Backed Bonds,	6/25 at 100.00	B+	2,232,453
	Taxable Turbo Series 2007A, 7.467%, 6/01/47
$ 131,228	Total Long-Term Investments (cost $138,118,868)			172,917,873

Principal
Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 1.2% (1.1% of Total Investments)
	REPURCHASE AGREEMENTS – 1.2% (1.1% of Total Investments)
$ 2,008	Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/28/18,	1.050%	10/01/18	$ 2,008,036
	repurchase price $2,008,212, collateralized by $2,060,000 U.S. Treasury Notes,
	2.750%, due 7/31/23, value $2,049,752
	Total Short-Term Investments (cost $2,008,036)			2,008,036
	Total Investments (cost $140,126,904) – 106.8%			174,925,909
	Floating Rate Obligations – (3.3)%			(5,390,000)
	Reverse Repurchase Agreements – (7.3)% (6)			(12,000,000)
	Other Assets Less Liabilities – 3.8% (7)			6,324,254
	Net Assets Applicable to Common Shares – 100%			$ 163,860,163

Investments in Derivatives
Interest Rate Swaps - OTC Cleared

	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Effective Date (8)	Maturity Date	Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Variation Margin Receivable/ (Payable)
	$46,000,000	Receive	3-Month LIBOR	2.979%	Semi-Annually	10/04/19	10/04/29	$710,020	$810	$709,210	$(91)
	32,000,000	Receive	3-Month LIBOR	2.565%	Semi-Annually	2/08/19	2/08/29	1,582,040	655	1,581,385	(1,498)
	14,800,000	Receive	3-Month LIBOR	3.097%	Semi-Annually	5/24/19	5/24/34	142,745	624	142,121	1,374
Total	$92,800,000							$2,434,805	$2,089	$2,432,716	$(215)
Total interest rate swap premiums paid									$2,089
Total interest rate swap premiums received									$—
Total receivable for variation margin on swap contracts											$1,374
Total payable for variation margin on swap contracts											$(1,589)

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Investment, or portion of investment, has been pledged to collateralize the net payment obligations for inverse floating rate transactions and/or reverse repurchase agreements. As of the end of the reporting period, investments with a value of $15,202,676 have been pledged as collateral for reverse repurchase agreements.

(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(6)	Reverse Repurchase Agreements as a percentage of Total Investments is 6.9%.
(7)
Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

(8)	Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each contract.
144A
Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

ETM	Escrowed to maturity.
IF
Inverse floating rate security issued by a tender option bond (“TOB”) trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association (SIFMA) short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust.

LIBOR	London Inter-Bank Offered Rate
UB
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

Statement of Assets and Liabilities
September 30, 2018 (Unaudited)

	NBB	NBD
Assets
Long-term investments, at value (cost $617,504,570 and $138,118,868, respectively)	681,932,420	172,917,873
Short-term investments, at value (cost approximates value)	1,457,791	2,008,036
Cash	1,014	830
Cash collateral at broker for investments in swaps(1)	5,277,155	4,364,694
Interest rate swaps premiums paid	1,778	2,089
Receivable for:
Interest	11,540,570	2,918,478
Variation margin on swap contracts	—	1,374
Other assets	49,353	1,707
Total assets	700,260,081	182,215,081
Liabilities
Reverse repurchase agreements	90,175,000	12,000,000
Floating rate obligations	47,700,000	5,390,000
Payable for:
Common share dividends	2,670,048	672,300
Variation margin on swap contracts	4,070	1,589
Accrued expenses:
Management fees	380,422	114,379
Interest	93,226	12,406
Trustees fees	51,782	1,158
Other	394,474	163,086
Total liabilities	141,469,022	18,354,918
Net assets applicable to common shares	$558,791,059	$163,860,163
Common shares outstanding	26,461,985	7,205,250
Net asset value (“NAV”) per common share outstanding	$21.12	$22.74
Net assets applicable to common shares consist of:
Common shares, $.01 par value per share	$264,620	$72,053
Paid-in surplus	504,137,905	137,235,390
Total distributable earnings	54,388,534	26,552,720
Net assets applicable to common shares	$558,791,059	$163,860,163
Authorized common shares	Unlimited	Unlimited

(1)	Cash pledged to collateralize the net payment obligations for investments in derivatives.

See accompanying notes to financial statements.

Statement of Operations
Six Months Ended September 30, 2018 (Unaudited)

	NBB	NBD
Investment Income	$19,150,239	$4,962,584
Expenses
Management fees	2,342,319	703,474
Interest expense	1,645,561	209,983
Custodian fees	38,140	16,269
Trustees fees	9,537	2,583
Professional fees	22,876	17,837
Shareholder reporting expenses	43,496	10,946
Shareholder servicing agent fees	164	164
Stock exchange listing fees	3,635	3,350
Investor relations expenses	9,051	2,587
Merger expense	605,000	235,000
Other	13,737	8,694
Total expenses	4,733,516	1,210,887
Net investment income (loss)	14,416,723	3,751,697
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(740,230)	406,082
Swaps	1,687,752	3,417,815
Change in net unrealized appreciation (depreciation) of:
Investments	(22,944,934)	(7,930,120)
Swaps	1,538,933	(750,452)
Net realized and unrealized gain (loss)	(20,458,479)	(4,856,675)
Net increase (decrease) in net assets applicable to common shares from operations	$(6,041,756)	$(1,104,978)

See accompanying notes to financial statements.

Statement of Changes in Net Assets
(Unaudited)

	NBB		NBD
	Six Months Ended 9/30/18	Year(1) Ended 3/31/18	Six Months Ended 9/30/18	Year(1) Ended 3/31/18
Operations
Net investment income (loss)	$14,416,723	$31,285,532	$3,751,697	$8,179,908
Net realized gain (loss) from:
Investments	(740,230)	3,329,114	406,082	123,422
Swaps	1,687,752	2,650,576	3,417,815	3,639,095
Change in net unrealized appreciation (depreciation) of:
Investments	(22,944,934)	11,189,130	(7,930,120)	8,056,856
Swaps	1,538,933	(992,592)	(750,452)	(1,506,525)
Net increase (decrease) in net assets applicable to common shares
from operations	(6,041,756)	47,461,760	(1,104,978)	18,492,756
Distributions to Common Shareholders(2)
Dividends(3)	(16,353,507)	(32,707,013)	(4,128,608)	(8,257,217)
Decrease in net assets applicable to common shares from distributions
to common shareholders	(16,353,507)	(32,707,013)	(4,128,608)	(8,257,217)
Net increase (decrease) in net assets applicable to common shares	(22,395,263)	14,754,747	(5,233,586)	10,235,539
Net assets applicable to common shares at the beginning of period	581,186,322	566,431,575	169,093,749	158,858,210
Net assets applicable to common shares at the end of period	$558,791,059	$581,186,322	$163,860,163	$169,093,749

(1)	Prior period amounts have been conformed to current year presentation. See Notes to Financial Statements, Note 10 – New Accounting Pronouncements for further details.
(2)
The composition and per share amounts of the Fund’s distributions are presented in the Financial Highlights. The distribution information for the Fund as of its most recent tax year end is presented within the Notes to Financial Statements, Note 6 – Income Tax Information.

(3)	For the fiscal year ended March 31, 2018, the Fund’s distributions to common shareholders were paid from net investment income.

See accompanying notes to financial statements.

Statement of Cash Flows
Six Months Ended September 30, 2018 (Unaudited)

	NBB	NBD
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$(6,041,756)	$(1,104,978)
Adjustments to reconcile the net increase (decrease) in net assets applicable to common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(15,295,139)	(7,243,364)
Proceeds from sales and maturities of investments	10,701,131	5,721,883
Proceeds from (Purchases of) short-term investments, net	955,606	(1,772,708)
Premiums received (paid) for interest rate swaps	15	(634)
Amortization (Accretion) of premiums and discounts, net	844,254	117,452
(Increase) Decrease in:
Receivable for interest	66,386	60,709
Receivable for investments sold	12,000	1,000
Receivable for variation margin on swap contracts	—	(1,374)
Other assets	(1,536)	83
Increase (Decrease) in:
Payable for variation margin on swap contracts	(251,525)	(196,700)
Accrued management fees	(19,432)	(5,168)
Accrued interest	73,486	9,779
Accrued Trustees fees	5,635	(1,243)
Accrued other expenses	214,304	81,400
Net realized (gain) loss from investments	740,230	(406,082)
Change in net unrealized (appreciation) depreciation of investments	22,944,934	7,930,120
Net cash provided by (used in) operating activities	14,948,593	3,190,175
Cash Flows from Financing Activities:
Net proceeds from reverse repurchase agreements	90,175,000	12,000,000
Repayment of borrowings	(90,175,000)	(12,000,000)
Cash distributions paid to common shareholders	(16,345,131)	(4,127,087)
Net cash provided by (used in) financing activities	(16,345,131)	(4,127,087)
Net Increase (Decrease) in Cash and Cash Collateral at Brokers	(1,396,538)	(936,912)
Cash and cash collateral at brokers at the beginning of period	6,674,707	5,302,436
Cash and cash collateral at brokers at the end of period(1)	$5,278,169	$4,365,524

(1)	Comprised of “Cash” and “Cash collateral at broker“ as presented on the Statement of Assets and Liabilities.

Supplemental Disclosure of Cash Flow Information	NBB	NBD
Cash paid for interest (excluding borrowing costs)	$1,564,026	$198,821

See accompanying notes to financial statements.

Financial Highlights (Unaudited)
Selected data for a common share outstanding throughout each period:

		Investment Operations			Less Distributions to Common Shareholders			Common Share
	Beginning Common Share NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV	Ending Share Price
NBB
Year Ended 3/31:
2019(e)	$21.96	$0.54	$(0.76)	$(0.22)	$(0.62)	$—	$(0.62)	$21.12	$20.00
2018	21.41	1.18	0.61	1.79	(1.24)	—	(1.24)	21.96	20.79
2017	22.09	1.22	(0.62)	0.60	(1.28)	—	(1.28)	21.41	20.90
2016	23.13	1.29	(0.98)	0.31	(1.35)	—	(1.35)	22.09	21.59
2015	21.45	1.37	1.70	3.07	(1.39)	—	(1.39)	23.13	21.24
2014	22.60	1.39	(1.14)	0.25	(1.40)	—	(1.40)	21.45	19.62

NBD
Year Ended 3/31:
2019(e)	23.47	0.52	(0.68)	(0.16)	(0.57)	—	(0.57)	22.74	21.87
2018	22.05	1.14	1.43	2.57	(1.15)	—	(1.15)	23.47	22.06
2017	22.49	1.18	(0.40)	0.78	(1.22)	—	(1.22)	22.05	21.63
2016	23.92	1.27	(1.39)	(0.12)	(1.31)	—	(1.31)	22.49	21.52
2015	22.68	1.37	1.24	2.61	(1.37)	—	(1.37)	23.92	21.72
2014	23.92	1.40	(1.29)	0.11	(1.35)	—	(1.35)	22.68	20.50

		Common Share Supplemental Data/ Ratios Applicable to Common Shares
Common Share Total Returns			Ratios to Average Net Assets(c)

Based on NAV(b)	Based on Share Price(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

(1.02)%	(0.86)%	$558,791	1.55	%*	5.15	%*	2%
8.47	5.42	581,186	1.34		5.37		6
2.66	2.70	566,432	1.21		5.48		11
1.63	8.66	584,597	1.13		5.93		16
14.61	15.75	612,075	1.07		6.04		13
1.44	0.63	567,690	1.12		6.63		6

(0.68)	1.75	163,860	1.31	*	4.63	*	3
11.84	7.39	169,094	1.14		4.93		8
3.39	6.25	158,858	1.10		5.13		17
(0.25)	5.68	162,020	1.08		5.73		11
11.70	12.86	172,318	1.02		5.77		6
0.76	(0.85)	163,391	1.08		6.34		4

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)
Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.
Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

(c)	•
Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to borrowings and/or reverse repurchase agreements (as described in Note 8 – Fund Leverage), where applicable.

	•	The expense ratios reflect, among other things, all interest expense and other costs related to borrowings and/or reverse repurchase agreements (as described in Note 8 – Fund Leverage) and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund (as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities), where applicable, as follows:

NBB		NBD
Year Ended 3/31:		Year Ended 3/31:
2019(e)	0.58%*	2019(e)	0.25%*
2018	0.47	2018	0.21
2017	0.33	2017	0.16
2016	0.22	2016	0.10
2015	0.19	2015	0.09
2014	0.22	2014	0.11

(d)
Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

(e)	For the six months ended September 30, 2018.
*	Annualized.

See accompanying notes to financial statements.

Notes to
Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies
General Information
Fund Information
The funds covered in this report and their corresponding New York Stock Exchange (“NYSE”) symbols are as follows (each a “Fund” and collectively, the “Funds”):
• Nuveen Build America Bond Fund (NBB)
• Nuveen Build America Bond Opportunity Fund (NBD)
The Funds are registered under the Investment Company Act of 1940, as amended, as diversified closed-end management investment companies. NBB and NBD were organized as Massachusetts business trusts on December 4, 2009 and June 4, 2010, respectively.
The end of the reporting period for the Funds is September 30, 2018, and the period covered by these Notes to Financial Statements is the six months ended September 30, 2018 (the “current fiscal period”).
Investment Adviser
The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.
Investment Objectives and Principal Investment Strategies
Each Fund’s primary investment objective is to provide current income through investments in taxable municipal securities. Each Fund’s secondary investment objective is to seek enhanced portfolio value and total return. The Funds seek to achieve their investment objectives by investing primarily in a diversified portfolio of taxable municipal securities known as Build America Bonds (“BABs”), which make up approximately 80% of their managed assets (as defined in Note 7 – Management Fees and Other Transactions with Affiliates). BABs are taxable municipal securities that include bonds issued by state and local governments to finance capital projects such as public schools, roads, transportation infrastructure, bridges, ports and public buildings, among others, pursuant to the American Recovery and Reinvestment Act of 2009, which offer municipal issuers a federal subsidy equal to 35% of a bond’s interest payments. Under normal circumstances, the Funds may invest 20% of their managed assets in securities other than BABs, including taxable and tax-exempt municipal securities, U.S. Treasury and other U.S. government agency securities. At least 80% of each Fund’s managed assets will be invested in securities that are investment grade quality at the time of purchase, as rated by at least one independent rating agency or judged to be of comparable quality by the Sub-Adviser. In addition, each Fund will use an integrated leverage and hedging strategy so that the Fund has the potential to enhance income and risk-adjusted total return over time. Each Fund may employ leverage instruments such as bank borrowings, including loans from certain financial institutions, and portfolio investments that have the economic effect of leverage, including investments in inverse floating rate securities. Each Fund’s overall goal is to outperform over time the Barclays Build America Bond Index, an unleveraged index representing the BABs market, while maintaining a comparable overall level of interest rate risk.
The BAB program expired on December 31, 2010, and was not renewed. NBB and NBD each have contingent term provisions stating that if there are no new issuances of BABs or similar U.S. Treasury-subsidized taxable municipal bonds for any twenty-four month period ending on or before December 31, 2014, NBB and NBD will terminate on or around June 30, 2020, and December 31, 2020, respectively. Since there has been no new issuance of BABs for a twenty-four month period, the Funds are currently being managed in line with these termination dates and the distribution of each Fund’s assets to shareholders is planned for those times.
Significant Accounting Policies
Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (ASC) Topic 946 “Financial Services – Investment Companies.” The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).
Investment Transactions
Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.
As of the end of the reporting period, the Funds did not have any outstanding when-issued/delayed delivery purchase commitments.
Investment Income
Investment income is comprised of interest income, which reflects the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also reflects payment-in-kind (“PIK”) interest and paydown gains and losses, if any. PIK interest represents income received in the form of securities in lieu of cash.
Professional Fees
Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.
Dividends and Distributions to Common Shareholders
Dividends from net investment income, if any, are declared monthly. Net realized capital gains from investment transactions, if any, are distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.
Distributions to common shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.
Compensation
The Funds pay no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Funds’ Board of Trustees (“the Board”) has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.
Indemnifications
Under the Funds’ organizational documents, their officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.
Netting Agreements
In the ordinary course of business, the Funds may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivatives Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.
The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.
Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to common shares from operations during the current fiscal period. Actual results may differ from those estimates.
2. Investment Valuation and Fair Value Measurements
The fair valuation input levels as described below are for fair value measurement purposes.
Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market

Notes to Financial Statements (Unaudited) (continued)

participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.
Level 1 – Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 – Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 – Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).
Prices of fixed income securities are provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.
Prices of swap contracts are also provided by a pricing service approved by the Board using the same methods as described above and are generally classified as Level 2.
Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.
Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s net asset value (“NAV”) (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.
The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

NBB	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$681,932,420	$—	$681,932,420
Short-Term Investments:
Repurchase Agreements	—	1,457,791	—	1,457,791
Investments in Derivatives:
Interest Rate Swaps**	—	4,798,868	—	4,798,868
Total	$—	$688,189,079	$—	$688,189,079
NBD
Long-Term Investments*:
Municipal Bonds	$—	$172,917,873	$—	$172,917,873
Short-Term Investments:
Repurchase Agreements	—	2,008,036	—	2,008,036
Investments in Derivatives:
Interest Rate Swaps**	—	2,432,716	—	2,432,716
Total	$—	$177,358,625	$—	$177,358,625

*	Refer to the Fund’s Portfolio of Investments for state classifications.
**	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Funds’ pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.
The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:
(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.
(ii)
If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.
For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.
3. Portfolio Securities and Investments in Derivatives
Portfolio Securities
Inverse Floating Rate Securities
Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond (referred to as an “Underlying Bond”), typically with a fixed interest rate, into a special purpose tender option bond (“TOB”) trust (referred to as the “TOB Trust”) created by or at the direction of one or more Funds. In turn, the TOB Trust issues (a) floating rate certificates (referred to as “Floaters”), in face amounts equal to some fraction of the Underlying Bond’s par amount or market value, and (b) an inverse floating rate certificate (referred to as an “Inverse Floater”) that represents all remaining or residual interest in the TOB Trust. Floaters typically pay short-term tax-exempt interest rates to third parties who are also provided a right to tender their certificate and receive its par value, which may be paid from the proceeds of a remarketing of the Floaters, by a loan to the TOB Trust from a third party liquidity provider (“Liquidity Provider”), or by the sale of assets from the TOB Trust. The Inverse Floater is issued to a long term investor, such as one or more of the Funds. The income received by the Inverse Floater holder varies inversely with the short-term rate paid to holders of the Floaters, and in most circumstances the Inverse Floater holder bears substantially all of the Underlying Bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the Underlying Bond’s value. The value of an Inverse Floater will be more volatile than that of the Underlying Bond because the interest rate is dependent on not only the fixed coupon rate of the Underlying Bond but also on the short-term interest paid on the Floaters, and because the Inverse Floater essentially bears the risk of loss (and possible gain) of the greater face value of the Underlying Bond.
The Inverse Floater held by a Fund gives the Fund the right to (a) cause the holders of the Floaters to tender their certificates at par (or slightly more than par in certain circumstances), and (b) have the trustee of the TOB Trust (the “Trustee”) transfer the Underlying Bond held by the TOB Trust to the Fund, thereby collapsing the TOB Trust.
The Fund may acquire an Inverse Floater in a transaction where it (a) transfers an Underlying Bond that it owns to a TOB Trust created by a third party or (b) transfers an Underlying Bond that it owns, or that it has purchased in a secondary market transaction for the purpose of creating an Inverse Floater, to a TOB Trust created at its direction, and in return receives the Inverse Floater of the TOB Trust (referred to as a “self-deposited Inverse Floater”). A Fund may also purchase an Inverse Floater in a secondary market transaction from a third party creator of the TOB Trust without first owning the Underlying Bond (referred to as an “externally-deposited Inverse Floater”).
An investment in a self-deposited Inverse Floater is accounted for as a “financing” transaction (i.e., a secured borrowing). For a self-deposited Inverse Floater, the Underlying Bond deposited into the TOB Trust is identified in the Fund’s Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund recognizing as liabilities, labeled “Floating rate obligations” on the Statement of Assets and Liabilities, (a) the liquidation value of Floaters issued by the TOB Trust, and (b) the amount of any borrowings by the TOB Trust from a Liquidity Provider to enable the TOB Trust to purchase outstanding Floaters in lieu of a remarketing. In addition, the Fund recognizes in “Investment Income” the entire earnings of the Underlying Bond, and recognizes (a) the interest paid to the holders of the Floaters or on the TOB Trust’s

Notes to Financial Statements (Unaudited) (continued)

borrowings, and (b) other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust, as a component of “Interest expense” on the Statement of Operations.
In contrast, an investment in an externally-deposited Inverse Floater is accounted for as a purchase of the Inverse Floater and is identified in the Fund’s Portfolio of Investments as “(IF) – Inverse floating rate investment.” For an externally-deposited Inverse Floater, a Fund’s Statement of Assets and Liabilities recognizes the Inverse Floater and not the Underlying Bond as an asset, and the Fund does not recognize the Floaters, or any related borrowings from a Liquidity Provider, as a liability. Additionally, the Fund reflects in “Investment Income” only the net amount of earnings on the Inverse Floater (net of the interest paid to the holders of the Floaters or the Liquidity Provider as lender, and the expenses of the Trust), and does not show the amount of that interest paid or the expenses of the TOB Trust as described above as interest expense on the Statement of Operations.
Fees paid upon the creation of a TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters are recognized as part of the cost basis of the Inverse Floater and are capitalized over the term of the TOB Trust.
As of the end of the reporting period, the aggregate value of Floaters issued by each Fund’s TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:

Floating Rate Obligations Outstanding	NBB	NBD
Floating rate obligations: self-deposited Inverse Floaters	$47,700,000	$5,390,000
Floating rate obligations: externally-deposited Inverse Floaters	90,580,000	48,610,000
Total	$138,280,000	$54,000,000

During the current fiscal period, the average amount of Floaters (including any borrowings from a Liquidity Provider) outstanding and the average annual interest rate and fees related to self-deposited Inverse Floaters, were as follows:

Self-Deposited Inverse Floaters	NBB	NBD
Average floating rate obligations outstanding	$47,700,000	$5,390,000
Average annual interest rate and fees	2.01%	2.02%

TOB Trusts are supported by a liquidity facility provided by a Liquidity Provider pursuant to which the Liquidity Provider agrees, in the event that Floaters are (a) tendered to the Trustee for remarketing and the remarketing does not occur, or (b) subject to mandatory tender pursuant to the terms of the TOB Trust agreement, to either purchase Floaters or to provide the Trustee with an advance from a loan facility to fund the purchase of Floaters by the TOB Trust. In certain circumstances, the Liquidity Provider may otherwise elect to have the Trustee sell the Underlying Bond to retire the Floaters that were tendered and not remarketed prior to providing such a loan. In these circumstances, the Liquidity Provider remains obligated to provide a loan to the extent that the proceeds of the sale of the Underlying Bond is not sufficient to pay the purchase price of the Floaters.
The size of the commitment under the loan facility for a given TOB Trust is at least equal to the balance of that TOB Trust’s outstanding Floaters plus any accrued interest. In consideration of the loan facility, fee schedules are in place and are charged by the Liquidity Provider(s). Any loans made by the Liquidity Provider will be secured by the purchased Floaters held by the TOB Trust. Interest paid on any outstanding loan balances will be effectively borne by the Fund that owns the Inverse Floaters of the TOB Trust that has incurred the borrowing and may be at a rate that is greater than the rate that would have been paid had the Floaters been successfully remarketed.
As described above, any amounts outstanding under a liquidity facility are recognized as a component of “Floating rate obligations” on the Statement of Assets and Liabilities by the Fund holding the corresponding Inverse Floaters issued by the borrowing TOB Trust. As of the end of the reporting period, there were no loans outstanding under any such facility.
Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse arrangement”) (TOB Trusts involving such agreements are referred to herein as “Recourse Trusts”), under which a Fund agrees to reimburse the Liquidity Provider for the Trust’s Floaters, in certain circumstances, for the amount (if any) by which the liquidation value of the Underlying Bond held by the TOB Trust may fall short of the sum of the liquidation value of the Floaters issued by the TOB Trust plus any amounts borrowed by the TOB Trust from the Liquidity Provider, plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on an Inverse Floater may increase beyond the value of the Inverse Floater as a Fund may potentially be liable to fulfill all amounts owed to holders of the Floaters or the Liquidity Provider. Any such shortfall amount in the aggregate is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.
As of the end of the reporting period, each Fund’s maximum exposure to the Floaters issued by Recourse Trusts for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:

Floating Rate Obligations - Recourse Trusts	NBB	NBD
Maximum exposure to Recourse Trusts: self-deposited Inverse Floaters	$47,700,000	$5,390,000
Maximum exposure to Recourse Trusts: externally-deposited Inverse Floaters	90,580,000	48,610,000
Total	$138,280,000	$54,000,000

Repurchase Agreements
In connection with transactions in repurchase agreements, it is each Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.
The following table presents the repurchase agreements for the Funds that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Fund	Counterparty	Short-Term Investments, at value	Collateral Pledged (From) Counterparty*	Net Exposure
NBB	Fixed Income Clearing Corporation	$1,457,791	$(1,457,791)	$—
NBD	Fixed Income Clearing Corporation	2,008,036	(2,008,036)	—

*	As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund’s Portfolio of Investments for details on the repurchase agreements.

Zero Coupon Securities
A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.
Investments in Derivatives
In addition to the inverse floating rate securities in which each Fund may invest, which are considered portfolio securities for financial reporting purposes, each Fund is authorized to invest in certain other derivative instruments such as futures, options and swap contracts. Each Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.
Interest Rate Swap Contracts
Interest rate swap contracts involve a Fund’s agreement with the counterparty to pay or receive a fixed rate payment in exchange for the counterparty receiving or paying a variable rate payment. Forward interest rate swap contracts involve a Fund’s agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the “effective date”).
The amount of the payment obligation for an interest rate swap is based on the notional amount and the termination date of the contract. Interest rate swap contracts do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the net amount of interest payments that the Fund is to receive.
Interest rate swap contracts are valued daily. Upon entering into an interest rate swap contract (and beginning on the effective date for a forward interest rate swap contract), a Fund accrues the fixed rate payment expected to be paid or received and the variable rate payment expected to be received or paid on the interest rate swap contracts on a daily basis, and recognizes the daily change in the fair value of the Fund’s contractual rights and obligations under the contracts. For an over-the-counter (“OTC”) swap that is not cleared through a clearing house (“OTC Uncleared”), the amount recorded on these transactions is recognized on the Statement of Assets and Liabilities as a component of “Unrealized appreciation or depreciation on interest rate swaps.”
Upon the execution of an OTC swap cleared through a clearing house (“OTC Cleared”), the Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash deposited by the Fund to cover initial margin requirements on open swap contracts, if any, is recognized as a component of “Cash collateral at brokers for investments in swaps” on the Statement of Assets and Liabilities. Investments in OTC Cleared swaps obligate the Fund and the clearing broker to settle monies on a daily basis representing changes in the prior day’s “mark-to-market” of the swap contract. If the Fund has unrealized appreciation, the clearing broker will credit the Fund’s account with an amount equal to the appreciation. Conversely, if the Fund has unrealized depreciation, the clearing broker will debit the Fund’s account with an amount equal to the depreciation. These daily cash settlements are also known as “variation margin.” Variation margin for OTC Cleared swaps is recognized as a receivable and/or payable for “Variation margin on swap contracts” on the Statement of Assets and Liabilities. Upon the execution of an OTC Uncleared swap, neither the Fund nor the counterparty is required to deposit initial margin as the trades are recorded bilaterally between both parties to the swap contract, and the terms of the variation margin are subject to a predetermined threshold negotiated by the Fund and the counterparty. Variation margin for OTC Uncleared swaps is recognized as a component of “Unrealized appreciation or depreciation on interest rate swaps” as described in the preceding paragraph.

Notes to Financial Statements (Unaudited) (continued)

The net amount of periodic payments settled in cash are recognized as a component of “Net realized gain (loss) from swaps” on the Statement of Operations, in addition to the net realized gain or loss recorded upon the termination of the swap contract. For tax purposes, payments expected to be received or paid on the swap contracts are treated as ordinary income or expense, respectively. Changes in the value of the swap contracts during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of swaps” on the Statement of Operations. In certain instances, payments are made or received upon entering into the swap contract to compensate for differences between the stated terms of the swap agreements and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Payments received or made at the beginning of the measurement period, if any, are recognized as “Interest rate swaps premiums received and/or paid” on the Statement of Assets and Liabilities.
During the current fiscal period, each Fund continued to use swap contracts to reduce the duration of its bond portfolio as well as to fix its interest cost of leverage.
The average notional amount of interest rate swap contracts outstanding during the current fiscal period was as follows:

	NBB	NBD
Average notional amount of interest rate swap contracts outstanding*	$119,800,000	$96,533,333

*	The average notional amount is calculated based on the outstanding notional at the beginning of the current fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the fair value of all swap contracts held by the Funds as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying	Derivative	Asset Derivatives		(Liability) Derivatives
Risk Exposure	Instrument	Location	Value	Location	Value
NBB
Interest rate	Swaps (OTC Cleared)			Payable for variation
		—	$—	margin on swap contracts**^	$4,798,868
NBD
Interest rate	Swaps (OTC Cleared)	Receivable for variation		Payable for variation
		margin on swap contracts**^	$142,141	margin on swap contracts**^	$2,290,595

**	Value represents the unrealized appreciation (depreciation) of swaps as reported in the Fund’s Portfolio of Investments and not the asset and/or liability amount as described in the table above.
^
Some swap contracts require a counterparty to pay or receive a premium, which is disclosed on the Statement of Assets and Liabilities and is not reflected in the cumulative unrealized appreciation (depreciation) presented above.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (deprecation) recognized on swap contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Swaps	Change in Net Unrealized Appreciation (Depreciation) of Swaps
NBB	Interest rate	Swaps	$1,687,752	$1,538,933
NBD	Interest rate	Swaps	3,417,815	(750,452)

Market and Counterparty Credit Risk
In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.
Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares
The Funds did not have any transactions in common shares during the current and prior fiscal period.
5. Investment Transactions
Long-term purchases and sales (including maturities but excluding derivative transactions) during the current fiscal period were as follows:

	NBB	NBD
Purchases	$15,295,139	$7,243,364
Sales and maturities	10,701,131	5,721,883

6. Income Tax Information
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.
For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.
The tables below present the cost and unrealized appreciation (depreciation) of each Fund’s investment portfolio, as determined on a federal income tax basis, as of September 30, 2018.
For purposes of this disclosure, derivative tax cost is generally the sum of any upfront fees or premiums exchanged and any amounts unrealized for income statement reporting but realized in income and/or capital gains for tax reporting. If a particular derivative category does not disclose any tax unrealized appreciation or depreciation, the change in value of those derivatives have generally been fully realized for tax purposes.

	NBB	NBD
Tax cost of investments	$576,998,870	$135,312,411
Gross unrealized:
Appreciation	$68,350,970	$35,751,321
Depreciation	(9,665,559)	(1,530,780)
Net unrealized appreciation (depreciation) of investments	$58,685,411	$34,220,541
	NBB	NBD
Tax cost of swaps	$1,778	$2,089
Net unrealized appreciation (depreciation) of swaps	4,798,868	2,432,716

Permanent differences, primarily due to bond premium amortization adjustments and treatment of notional principal contracts, resulted in reclassifications among the Funds’ components of common share net assets as of March 31, 2018, the Funds’ last tax year end, as follows:

	NBB	NBD
Paid-in surplus	$—	$—
Undistributed (Over-distribution of) net investment income	490,832	178,121
Accumulated net realized gain (loss)	(490,832)	(178,121)

The tax components of undistributed net ordinary income and net long-term capital gains as of March 31, 2018, the Funds’ last tax year end, were as follows:

	NBB	NBD
Undistributed net ordinary income[1]	$1,640,844	$356,218
Undistributed net long-term capital gains	—	—

[1]
Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any. Undistributed net ordinary income (on a tax basis) has not been reduced for the dividend declared on March 1, 2018, and paid on April 2, 2018.

Notes to Financial Statements (Unaudited) (continued)

The tax character of distributions paid during the Funds’ last tax year ended March 31, 2018 was designated for purposes of the dividends paid deduction as follows:

	NBB	NBD
Distributions from net ordinary income[2]	$32,707,013	$8,257,217
Distributions from net long-term capital gains	—	—

[2]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

As of March 31, 2018, the Funds’ last tax year end, the Funds had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.

	NBB	NBD
Capital losses to be carried forward – not subject to expiration	$7,748,051	$13,321,403

During the Funds’ last tax year ended March 31, 2018, the Funds utilized capital loss carryforwards as follows:

	NBB	NBD
Utilized capital loss carryforwards	$5,488,858	$3,584,396

7. Management Fees and Other Transactions with Affiliates
Management Fees
Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.
Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.
The annual fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $125 million	0.4500%
For the next $125 million	0.4375
For the next $250 million	0.4250
For the next $500 million	0.4125
For the next $1 billion	0.4000
For the next $3 billion	0.3750
For managed assets over $5 billion	0.3625

The annual complex-level fee, payable monthly, for each Fund is calculated by multiplying the current complex-wide fee rate, determined according to the following schedule by the Fund’s daily managed assets:

Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445

*
For the complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen open-end and closed-end funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. As of September 30, 2018, the complex-level fee for each Fund was 0.1588%.

Other Transactions with Affiliates
Each Fund is permitted to purchase or sell securities from or to certain other funds managed by the Adviser (“inter-fund trade”) under specified conditions outlined in procedures adopted by the Board. These procedures have been designed to ensure that any inter-fund trades of securities by the Fund from or to another fund that is, or could be, considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser (or affiliated investment adviser), common officer and/or common trustee complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each inter-fund trade is effected at the current market price as provided by an independent pricing service. Unsettled inter-fund trades as of the end of the reporting period are recognized as a component of “Receivable for investments sold” and/or “Payable for investments purchased” on the Statement of Assets and Liabilities, when applicable.
During the current fiscal period, the Funds did not engage in inter-fund trades pursuant to these procedures.
8. Fund Leverage
Borrowings
Each fund began the semi-annual period with a committed secured 364-day line of credit (“Borrowings”) which permitted the Funds to borrow on a secured basis as a means of leverage.
On April 13, 2018 each Fund paid down and terminated its Borrowings agreement as part of reverse repurchase agreement activity further described.
During the current fiscal period, the average daily balance outstanding and average annual interest rate on each Fund’s Borrowings were as follows:

	NBB	NBD
Average daily balance outstanding	$90,175,000	$12,000,000
Average annual interest rate	2.63%	2.63%

In order to maintain these Borrowings, the Funds met certain collateral, asset coverage and other requirements. Borrowings outstanding were fully secured by securities held in each Fund’s portfolio of investments. Interest expense incurred on each Fund’s Borrowings was calculated at a rate per annum equal to the higher of the overnight Federal Funds rate plus 0.75% or (ii) the one-month LIBOR plus 0.75%. In addition to the interest expense, the Funds each paid a 0.15% per annum facility fee, based on the unused portion of the commitment amount of the Borrowings at all times when the outstanding Borrowings is greater than 50% of the maximum commitment amount, otherwise the fee was increased to 0.25% per annum. Each Fund also incurred an upfront fee of 0.10% at the beginning of the commitment period based on the maximum commitment amount of the Borrowings.
Interest expense, facility fees and other fees incurred on the Borrowings are recognized as a component of “Interest expense” on the Statement of Operations.

Notes to Financial Statements (Unaudited) (continued)

Reverse Repurchase Agreements
During the current fiscal period, the Funds entered into reverse repurchase agreements as a means of leverage.
In a reverse repurchase agreement, the Fund sells to a counterparty a security that it holds with a contemporaneous agreement to repurchase the same security at an agreed-upon price and date, with the Fund retaining the risk of loss that is associated with that security. The Fund segregates or identifies on its books and records cash or other unencumbered liquid assets that have a market value at least equal to the amount of its future repurchase obligations, which enables the Fund to exclude reverse repurchase agreements from being treated as a senior securities under the 1940 Act. Securities sold under reverse repurchase agreements are recorded as a liability and recognized as “Reverse repurchase agreements” on the Statement of Assets and Liabilities.
Payments made on reverse repurchase agreements are recognized as a component of “Interest expense” on the Statement of Operations.
As of the end of the reporting period, the Funds’ outstanding balances on their reverse repurchase agreements were as follows:

Fund	Counterparty	Coupon	Principal Amount	Maturity	Value	Value and Accrued Interest
NBB	Wells Fargo Bank, N.A.	2.66%	$(90,175,000)	11/15/18	$(90,175,000)	$(90,268,226)
NBD	Wells Fargo Bank, N.A.	2.66%	(12,000,000)	11/15/18	(12,000,000)	(12,012,406)

During the current fiscal period, the average daily balance outstanding and average interest rate on the Funds’ reverse repurchase agreements were as follows:

	NBB		NBD
Average daily balance outstanding	$90,175,000	*	$12,000,000	*
Weighted average interest rate	2.52%		2.52%

*	For the period April 13, 2018 (initial purchase of reverse repurchase agreements) through September 30, 2018.

The following table presents the reverse repurchase agreements subject to netting agreements and the collateral delivered related to those reverse repurchase agreements.

Fund	Counterparty	Reverse Repurchase Agreements**	Collateral Pledged to counterparty***	Net Exposure
NBB	Wells Fargo Bank, N.A.	$(90,268,226)	$90,268,226	$—
NBD	Wells Fargo Bank, N.A.	(12,012,406)	12,012,406	—

**	Represents gross value and accrued interest for the counterparty as reported in the preceding table.
***	As of the end of the reporting period, the value of the collateral pledged to the counterparty exceeded the value of the reverse repurchase agreements.

9. Inter-Fund Lending
The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting registered open-end and closed-end Nuveen funds to participate in an inter-fund lending facility whereby the Nuveen funds may directly lend to and borrow money from each other for temporary purposes (e.g., to satisfy redemption requests or when a sale of securities “fails,” resulting in an unanticipated cash shortfall) (the “Inter-Fund Program”). The closed-end Nuveen funds, including the Funds covered by this shareholder report, will participate only as lenders, and not as borrowers, in the Inter-Fund Program because such closed-end funds rarely, if ever, need to borrow cash to meet redemptions. The Inter-Fund Program is subject to a number of conditions, including, among other things, the requirements that (1) no fund may borrow or lend money through the Inter-Fund Program unless it receives a more favorable interest rate than is typically available from a bank or other financial institution for a comparable transaction; (2) no fund may borrow on an unsecured basis through the Inter-Fund Program unless the fund’s outstanding borrowings from all sources immediately after the inter-fund borrowing total 10% or less of its total assets; provided that if the borrowing fund has a secured borrowing outstanding from any other lender, including but not limited to another fund, the inter-fund loan must be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value; (3) if a fund’s total outstanding borrowings immediately after an inter-fund borrowing would be greater than 10% of its total assets, the fund may borrow through the inter-fund loan on a secured basis only; (4) no fund may lend money if the loan would cause its aggregate outstanding loans through the Inter-Fund Program to exceed 15% of its net assets at the time of the loan; (5) a fund’s inter-fund loans to any one fund shall not exceed 5% of the lending fund’s net assets; (6) the duration of inter-fund loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days; and (7) each inter-fund loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund. In addition, a Nuveen fund may participate in the Inter-Fund Program only if and to the extent that such participation is consistent with the fund’s investment objective and investment policies. The Board is responsible for overseeing the Inter-Fund Program.
The limitations detailed above and the other conditions of the SEC exemptive order permitting the Inter-Fund Program are designed to minimize the risks associated with Inter-Fund Program for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a fund borrows money from another fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case the fund may have to borrow from a bank at a higher rate or take other actions to payoff such loan if an inter-fund loan is not available from another fund. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.
During the current reporting period, the Funds did not enter into any inter-fund loan activity.
10. New Accounting Pronouncements
FASB Accounting Standards Update (“ASU”) 2017-08 (“ASU 2017-08”) Premium Amortization on Purchased Callable Debt Securities
The FASB has issued ASU 2017-08, which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU 2017-08 specifies that the premium amortization period ends at the earliest call date, for purchased non-contingently callable debt securities. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the implications of ASU 2017-08, if any.
Disclosure Update and Simplification
During August 2018, the Securities and Exchange Commission (the “SEC”) issued Final Rule Release No. 33-10532, Disclosure Update and Simplification (“Final Rule Release No. 33-10532”). Final Rule Release No. 33-10532 amends certain financial statement disclosure requirements to conform to U.S. GAAP. The amendments to Rule 6-04.17 of Regulation S-X (balance sheet) remove the requirement to separately state the book basis components of net assets: undistributed (over-distribution of) net investment income (“UNII”), accumulated undistributed net realized gains (losses), and net unrealized appreciation (depreciation) at the balance sheet date. Instead, consistent with U.S. GAAP, funds will be required to disclose total distributable earnings. The amendments to Rule 6-09 of Regulation S-X (statement of changes in net assets) remove the requirement to separately state the sources of distributions paid. Instead, consistent with U.S. GAAP, funds will be required to disclose the total amount of distributions paid, except that any tax return of capital must be separately disclosed. The amendments also remove the requirement to parenthetically state the book basis amount of UNII on the statement of changes in net assets.
The requirements of Final Rule Release No. 33-10532 are effective November 5, 2018, and the Funds’ Statement of Assets and Liabilities and Statement of Changes in Net Assets for the current reporting period have been modified accordingly. In addition, certain amounts within each Fund’s Statement of Changes in Net Assets for the prior fiscal period have been modified to conform to Final Rule Release No. 33-10532. For the prior fiscal period, the total amount of distributions paid to shareholders from net investment income and from accumulated net realized gains, if any, are recognized as “Dividends” on the Statement of Changes in Net Assets. Prior to these modifications, each Fund’s Statement of Changes reflected an UNII balance as of March 31, 2018 in the following table.

	NBB	NBD
UNII at the end of period	$(6,100,871)	$(804,584)

11. Subsequent Events
Fund Reorganization
During October 2018, the Funds’ shareholders approved the combination of NBD (the “Target Fund”) into NBB (the “Acquiring Fund”) (the “Merger”). Prior to the opening of business on November 19, 2018, the Merger became effective (“Effective Date”).
Upon the closing of the Merger, the Target Fund merged with and into a wholly-owned subsidiary of the Acquiring Fund (“Merger Sub”), formed solely for the purpose of consummating the Merger. Shares of the Target Fund were converted into newly issued common shares of the Acquiring Fund. The Merger Sub then distributed its assets to the Acquiring Fund and the Acquiring Fund assumed all the liabilities of the Merger Sub, in complete liquidation and dissolution of the Merger Sub. As a result of the Merger, the assets of the Target Fund and the Acquiring Fund were combined and shareholders of the Target Fund became shareholders of the Acquiring Fund. Holders of common shares of the Target Fund received newly issued common shares of the Acquiring Fund, the aggregate NAV of which is equal to the aggregate NAV of the common shares of the Target Fund held immediately prior to the Reorganization. However, no fractional Acquiring Fund shares were distributed to Target Fund’s shareholders in connection with the Merger.
In conjunction with the Merger, NBB’s contingent term policy was eliminated and its name was changed to Nuveen Taxable Municipal Income Fund (NBB). In addition, NBB’s investment policy of investing at least 80% of managed assets in BABs was changed to a policy of investing at least 80% of managed assets in taxable municipal securities. The Fund’s benchmark also changed from the Bloomberg Barclays Aggregate-Eligible Build America Bond Index to the S&P Taxable Municipal Bond Index. Additionally, the Board has authorized NBB to conduct a tender offer of up to twenty percent of its shares (including shares received by NBD shareholders in the Reorganization) and expects to announce the tender offer within 60 days of the Effective Date, with payment for common shares purchased in the tender offer to take place within 120 days of the Effective Date.

Additional Fund Information

Board of Trustees
Margo Cook*	Jack B. Evans	William C. Hunter	Albin F. Moschner	John K. Nelson	William J. Schneider
Judith M. Stockdale	Carole E. Stone	Terence J. Toth	Margaret L. Wolff	Robert C. Young

* Interested Board Member.

Fund Manager	Custodian	Legal Counsel	Independent Registered	Transfer Agent and
Nuveen Fund Advisors, LLC	State Street Bank	Chapman and Cutler LLP	Public Accounting Firm	Shareholder Services
333 West Wacker Drive	& Trust Company	Chicago, IL 60603	KPMG LLP	Computershare Trust
Chicago, IL 60606	One Lincoln Street		200 East Randolph Street	Company, N.A.
	Boston, MA 02111		Chicago, IL 60601	250 Royall Street
Canton, MA 02021
(800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information
Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.
Nuveen Funds’ Proxy Voting Information
You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC online at http://www.sec.gov.

CEO Certification Disclosure
Each Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. Each Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.
Common Share Repurchases
Each Fund intends to repurchase, through its open-market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, each Fund repurchased shares of its common stock as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

	NBB	NBD
Common Shares repurchased	—	—

FINRA BrokerCheck
The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Glossary of Terms Used in this Report

■
Auction Rate Bond: An auction rate bond is a security whose interest payments are adjusted periodically through an auction process, which process typically also serves as a means for buying and selling the bond. Auctions that fail to attract enough buyers for all the shares offered for sale are deemed to have “failed,” with current holders receiving a formula-based interest rate until the next scheduled auction.

■
Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumula- tive performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

■
Bloomberg Barclays Aggregate-Eligible Build America Bond Index: An unleveraged index that comprises all direct pay Build America Bonds that are SEC-regulated, taxable, dollar-denominated and have at least one year to final maturity, at least $250 million par amount outstanding, and are determined to be investment grade by Bloomberg Barclays. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■
Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s or bond fund’s value to changes when market interest rates change. Generally, the longer a bond’s or fund’s duration, the more the price of the bond or fund will change as interest rates change.

■
Effective Leverage: Effective leverage is a fund’s effective economic leverage, and includes both regulatory leverage (see leverage) and the leverage effects of certain derivative investments in a fund’s portfolio. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage.

■
Forward Interest Rate Swap: A contractual agreement between two counterparties under which one party agrees to make periodic payments to the other for an agreed period of time based on a fixed rate, while the other party agrees to make periodic payments based on a floating rate of interest based on an underlying index. Alternatively, both series of cashflows to be exchanged could be calculated using floating rates of interest but floating rates that are based upon different underlying indices.

■
Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the under- lying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

■	Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

■
Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.

Glossary of Terms Used in this Report (continued)

■
Pre-Refunding: Pre-Refunding, also known as advanced refundings or refinancings, is a procedure used by state and local governments to refinance municipal bonds to lower interest expenses. The issuer sells new bonds with a lower yield and uses the proceeds to buy U.S. Treasury securities, the interest from which is used to make payments on the higher-yielding bonds.
Because of this collateral, pre-refunding generally raises a bond’s credit rating and thus its value.

■
Regulatory Leverage: Regulatory leverage consists of preferred shares issued by or borrowings of a fund. Both of these are part of a fund’s capital structure. Regulatory leverage is subject to asset coverage limits set in the Investment Company Act of 1940.

■
Total Investment Exposure: Total investment exposure is a fund’s assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes a fund’s use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities.

■
Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

Reinvest Automatically, Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan
Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares. By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested. It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.
Easy and convenient
To make recordkeeping easy and convenient, each month you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.
How shares are purchased
The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.
Flexible
You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan. The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.
Call today to start reinvesting distributions
For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Annual Investment Management Agreement Approval Process (Unaudited)

At a meeting held on May 22-24, 2018 (the “May Meeting”), the Board of Trustees (each, a “Board,” and each Trustee, a “Board Member”) of each Fund, including the Board Members who are not “interested persons” (as defined under the Investment Company Act of 1940 (the “1940 Act”)) (the “Independent Board Members”), approved, for its respective Fund, the renewal of the management agreement (the “Investment Management Agreement”) with Nuveen Fund Advisors, LLC (the “Adviser”) pursuant to which the Adviser serves as investment adviser to such Fund and the sub-advisory agreement (the “Sub-Advisory Agreement”) with Nuveen Asset Management, LLC (the “Sub-Adviser”) pursuant to which the Sub-Adviser serves as investment sub-adviser to such Fund. Following an initial two-year period, the Board, including the Independent Board Members, is required under the 1940 Act to review and approve each Investment Management Agreement and Sub-Advisory Agreement on behalf of the applicable Fund on an annual basis. The Investment Management Agreements and Sub-Advisory Agreements are collectively referred to as the “Advisory Agreements” and the Adviser and the Sub-Adviser are collectively, the “Fund Advisers” and each, a “Fund Adviser.”
In response to a request on behalf of the Independent Board Members by independent legal counsel, the Board received and reviewed prior to the May Meeting extensive materials specifically prepared for the annual review of Advisory Agreements by the Adviser as well as by Broadridge Financial Solutions, Inc. (“Broadridge” or “Lipper”), an independent provider of investment company data. The materials provided in connection with the annual review covered a breadth of subject matter including, but not limited to, a description of the nature, extent and quality of services provided by each Fund Adviser; a review of the Sub-Adviser and the applicable investment team(s); an analysis of fund performance in absolute terms and as compared to the performance of certain peer funds and benchmarks with a focus on any performance outliers; an analysis of the fees and expense ratios of the Nuveen funds in absolute terms and as compared to those of certain peer funds with a focus on any expense outliers; a description of portfolio manager compensation; a review of the secondary market for Nuveen closed-end funds (including, among other things an analysis of performance, distribution and valuation and capital raising trends in the broader closed-end fund market and in particular to Nuveen closed-end funds; a review of the leverage management actions taken on behalf of the Nuveen closed-end funds and the resulting impact on performance; and a description of the distribution management process and any capital management activities); a review of the performance of various service providers; a description of various initiatives Nuveen had undertaken or continued during the year for the benefit of particular Nuveen fund(s) and/or the complex; a description of the profitability or financial data of Nuveen and the various sub-advisers to the Nuveen funds; and a description of indirect benefits received by the Fund Advisers as a result of their relationships with the Nuveen funds. The Independent Board Members also received a memorandum from independent legal counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements. The Board Members held an in-person meeting on April 10-11, 2018 (the “April Meeting”), in part, to review and discuss the performance of the Nuveen funds and the Adviser’s evaluation of the various sub-advisers to the Nuveen funds. Prior to the May Meeting, the Board Members also received and reviewed supplemental information provided in response to questions posed by the Board Members.
The information prepared specifically for the annual review of the Advisory Agreements supplemented the information provided to the Board and its committees throughout the year. The Board and its committees met regularly during the year and the information provided and topics discussed were relevant to the review of the Advisory Agreements. Some of these reports and other data included, among other things, materials that outlined the investment performance of the Nuveen funds; strategic plans of the Adviser which may impact the services it provides to the Nuveen funds; the review of the Nuveen funds and applicable investment teams; the management of leveraging financing for the Nuveen closed-end funds; the secondary market trading of the Nuveen closed-end funds and any actions to address discounts; compliance, regulatory and risk management matters; the trading practices of the various sub-advisers; valuation of securities; fund expenses; and overall market and regulatory developments. The Board further continued its practice of seeking to meet periodically with the various sub-advisers to the Nuveen funds and their investment teams, when feasible. As a result, the Independent Board Members considered the review of the Advisory Agreements to be an ongoing process and employed the accumulated information, knowledge, and experience the Board Members had gained during their tenure on the boards governing the Nuveen funds and working with the Fund Advisers in their review of the Advisory Agreements. Throughout the year and during the annual review of Advisory Agreements, the Independent Board Members met in executive sessions with independent legal counsel and had the benefit of counsel’s advice.
In deciding to renew the Advisory Agreements, the Independent Board Members did not identify a particular factor as determinative, but rather the decision reflected the comprehensive consideration of all the information provided, and each Board Member may have attributed different levels of importance to the various factors and information considered in connection with the approval process. The following summarizes the principal factors, but not all the factors, the Board considered in deciding to renew the Advisory Agreements and its conclusions.
A. Nature, Extent and Quality of Services
In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the respective Fund and the resulting performance of each Fund. With respect to the Adviser, the Board recognized the comprehensive set of management, oversight and administrative services the Adviser and its affiliates provided to manage and operate the Nuveen funds in a highly regulated industry. As illustrative, these services included, but were not limited to, product management; investment oversight, risk management and securities valuation services; fund accounting and administration services; board support and administration services; compliance and regulatory oversight services; legal support; and with respect to closed-end funds, leverage, capital and distribution management services.
In addition to the services necessary to operate and maintain the Nuveen funds, the Board recognized the Adviser’s continued program of improvements and innovations to make the Nuveen fund complex more relevant and attractive to existing and new investors and to accommodate the new and changing regulatory requirements in an increasingly complex regulatory environment. The Board noted that some of the initiatives the Adviser had taken over recent years to benefit the complex and particular Nuveen funds included, among other things:
•
Fund Rationalizations – continuing efforts to rationalize the product line through mergers, liquidations and repositionings in seeking to enhance shareholder value over the years through increased efficiency, reduced costs, improved performance and revised investment approaches more relevant to current shareholder needs;

•
Product Innovations – developing product innovations and launching new products that will help the Nuveen fund complex offer a variety of products that will attract new investors and retain existing investors, such as launching the target term funds, exchange-traded funds (“ETFs”) and multi-asset class funds;

•
Risk Management Enhancements – continuing efforts to enhance risk management, including enhancing reporting to increase the efficiency of risk monitoring, implementing programs to strengthen the ability to detect and mitigate operational risks, dedicating resources and staffing necessary to create standards to help ensure compliance with new liquidity requirements, and implementing a price verification system;

•
Additional Compliance Services – the continuing investment of significant resources, time and additional staffing to meet the various new regulatory requirements affecting the Nuveen funds over the past several years, the further implementation of unified compliance policies and processes, the development of additional compliance training modules, and the reorganization of the compliance team adding further depth to its senior leadership;

•
Expanded Dividend Management Services – as the Nuveen fund complex has grown, the additional services necessary to manage the distributions of the varied funds offered and investing in automated systems to assist in this process; and

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

•	with respect specifically to closed-end funds, such initiatives also included:
••
Leverage Management Services – continuing activities to expand financing relationships and develop new product structures to lower fund leverage expenses and to manage associated risks, particularly in an interest rate increasing environment;

••
Capital Management Services – continuing capital management activities through the share repurchase program and additional equity offerings in seeking to increase net asset value and/or improve fund performance for the respective Nuveen funds;

••	Data and Market Analytics – continuing development of databases that help with obtaining and analyzing ownership data of closed-end funds;
••
Enhanced Secondary Market Reporting – providing enhanced reporting and commentary on the secondary market trading of closed-end funds which permit more efficient analysis of the performance of the Nuveen funds compared to peers and of trends in the marketplace; and

••	Tender Option Bond Services – providing the additional support services necessary for Nuveen funds that seek to use tender option bonds to meet new regulatory requirements.

The Board also recognized the Adviser’s investor relations program which seeks to advance the Nuveen closed-end funds through, among other things, raising awareness and delivering education regarding closed-end funds to investors and financial advisors and promoting the Nuveen closed-end funds with such investors.
In addition to the services provided by the Adviser, the Board also noted the business related risks the Adviser incurred in managing the Nuveen funds, including entrepreneurial, legal and litigation risks.
The Board further considered the division of responsibilities between the Adviser and the Sub-Adviser and the investment and compliance oversight over the Sub-Adviser provided by the Adviser. The Board recognized that the Sub-Adviser generally provided the portfolio advisory services for the Funds. The Board reviewed the Adviser’s analysis of the Sub-Adviser which evaluated, among other things, the investment team, the members’ experience and any changes to the team during the year, the team’s assets under management, the stability and history of the organization, the team’s investment approach and the performance of the Funds over various periods. The Board noted that the Adviser recommended the renewal of the Sub-Advisory Agreements.
Based on its review, the Board determined, in the exercise of its reasonable business judgment, that it was satisfied with the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement.
B. The Investment Performance of the Funds and Fund Advisers
As part of its evaluation of the services provided by the Fund Advisers, the Board considered the investment performance of each Fund. In this regard, the Board reviewed fund performance over the quarter, one-, three- and five-year periods ending December 31, 2017 as well as performance data for the first quarter of 2018 ending March 31, 2018. The Independent Board Members noted that they reviewed and discussed fund performance over various time periods with management at their quarterly meetings throughout the year and their review and analysis of performance during the annual review of Advisory Agreements incorporated such discussions.
The Board reviewed performance on an absolute basis and in comparison to the performance of peer funds (the “Performance Peer Group”) and recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks). The Board considered the Adviser’s analysis of each Nuveen fund’s performance, including, in particular, an analysis of the Nuveen funds determined to be performance outliers and the factors contributing to their underperformance. In addition to the foregoing, in recognizing the importance of secondary market trading to shareholders of closed-end funds, the Board reviewed, among other things, the premium or discount to net asset value of the Nuveen closed-end funds as of a specified date as well as relative to the premiums or discounts of certain peers and the funds’ total return based on net asset value and market price over various periods. The Board considers the review of premiums and discounts of the closed-end funds to be a continuing priority and as such, the Board and/or its Closed-end Fund Committee also receives an update on the secondary closed-end fund market and evaluates the premiums and discounts of the Nuveen closed-end funds at each quarterly meeting, reviewing, among other things, the premium and discount trends in the broader closed-end fund market, by asset category and by closed-end fund; the historical total return performance data for the Nuveen closed-end funds based on net asset value and price over various periods; the volatility trends in the market; the distribution data of the Nuveen closed-end funds and as compared to peer averages; and a summary of the common share shelf offerings and share repurchase activity during the applicable quarter. As the Board’s Closed-end Fund Committee oversees matters particularly impacting the closed-end fund product line, the committee further engages in more in-depth discussions of the premiums and discounts of the Nuveen closed-end funds at each of its quarterly meetings.
In reviewing performance data, the Independent Board Members appreciated some of the inherent limitations of such data. In this regard, the Independent Board Members recognized that there may be limitations with the comparative data of certain peer groups or benchmarks as they may pursue objective(s), strategies or have other characteristics that are different from the respective Nuveen fund and therefore the performance results necessarily are different and limit the value of the comparisons. As an example, some funds may utilize leverage which may add to or detract from performance compared to an unlevered benchmark. The Independent Board Members also noted that management had ranked the relevancy of the peer group as low, medium or high to help the Board evaluate the value of the comparative peer performance data. The Board was aware that the performance data was measured as of a specific date and a different time period may reflect significantly different results and a period of underperformance can significantly impact long term performance figures. The Board further recognized that a shareholder’s experience in a Fund depends on his or her own holding period which may differ from that reviewed by the Independent Board Members.
In their review of performance, the Independent Board Members focused, in particular, on the Adviser’s analysis of Nuveen funds determined to be underperforming performance outliers. The Independent Board Members noted that only a limited number of the Nuveen funds appeared to be underperforming performance outliers at the end of 2017 and considered the factors contributing to the respective fund’s performance and whether there were any performance concerns that needed to be addressed. The Board recognized that some periods of underperformance may only be temporary while other periods of underperformance may indicate a broader issue that may require a corrective action. Accordingly, with respect to any Nuveen funds for which the Board had identified performance issues, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers whether any steps are necessary or appropriate to address such issues, and reviews the results of any efforts undertaken.
For Nuveen Build America Bond Fund (the “Build America Fund”), the Board noted that the Fund ranked in the second quartile of its Performance Peer Group in the one- and five-year periods and in the third quartile in the three-year period. Although the Build America Fund’s performance was below its benchmark in the three-year period, it outperformed its benchmark in the one-and five-year periods. In its review, the Board noted that the Performance Peer Group was classified as low for relevancy. The Board was satisfied with the overall performance of the Build America Fund. In addition, the Board was aware that it had approved the merger of the Opportunity Fund (as defined below) into the Build America Fund, subject to approval by shareholders of the Opportunity Fund. The Board also approved, among other things, the elimination of the Build America Fund’s contingent term provision (subject to shareholder approval) and an expansion of certain of such Fund’s investment policies. The proposals were intended, in part, to permit shareholders to have the opportunity to continue ownership through the Fund of scarce Build America Bonds.

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

For Nuveen Build America Bond Opportunity Fund (the “Opportunity Fund”), the Board noted that the Fund ranked in the second quartile of its Performance Peer Group in the one- and five-year periods and in the third quartile in the three-year period. In addition, although the Opportunity Fund’s performance was below its benchmark in the three-year period, it outperformed its benchmark in the one- and five-year periods. In its review, the Board noted that the Performance Peer Group was classified as low for relevancy. The Board was satisfied with the overall performance of the Opportunity Fund. In addition, the Board was aware that it had approved the merger of the Fund into the Build America Fund, subject to approval by shareholders of the Opportunity Fund. Further, the Board of the Build America Fund approved the elimination of such Fund’s contingent term provision (subject to approval by shareholders of the Build America Fund) as well as an expansion of certain of such Fund’s investment policies. The proposals were intended, in part, to permit shareholders to have the opportunity to continue ownership through the combined fund of scarce Build America Bonds.
C. Fees, Expenses and Profitability
1. Fees and Expenses
In its annual review, the Board considered the fees paid to the Fund Advisers and the total operating expense ratio of each Fund. More specifically, the Independent Board Members reviewed, among other things, each Fund’s gross and net management fee rates and net total expense ratio in relation to those of a comparable universe of funds (the “Peer Universe”) established by Broadridge. The Independent Board Members reviewed the methodology Broadridge employed to establish its Peer Universe and recognized that differences between the applicable fund and its respective Peer Universe may limit some of the value of the comparative data. The Independent Board Members also considered a fund’s operating expense ratio as it more directly reflected the shareholder’s costs in investing in the respective fund. In their review, the Independent Board Members considered, in particular, each fund with a net expense ratio (excluding investment-related costs of leverage for closed-end funds) of six basis points or higher compared to that of its peer average (each an “Expense Outlier Fund”). The Board noted that the number of Nuveen funds classified as an Expense Outlier Fund pursuant to the foregoing criteria had decreased over the past few years with only a limited number of the Nuveen funds identified as Expense Outlier Funds in 2017. The Independent Board Members reviewed an analysis as to the factors contributing to each such fund’s higher relative net expense ratio. In addition, although the Board reviewed a fund’s total net expenses both including and excluding investment-related expenses (i.e., leverage costs) and taxes for certain of the Nuveen closed-end funds, the Board recognized that leverage expenses will vary across funds and in comparison to peers because of differences in the forms and terms of leverage employed by the respective fund. Accordingly, in reviewing the comparative data between a fund and its peers, the Board generally considered the fund’s net expense ratio and fees (excluding leverage costs and leveraged assets for the closed-end funds) to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Universe.
In their review of the fee arrangements for the Nuveen funds, the Independent Board Members considered the management fee schedules, including the complex-wide and fund-level breakpoint schedules, as applicable. The Board considered that across the Nuveen fund complex, the complex-wide fee breakpoints reduced fees by $47.4 million and fund-level breakpoints reduced fees by $54.6 million in 2017.
The Board considered the sub-advisory fees paid to the Sub-Adviser, including any breakpoint schedule, and as described below, comparative data of the fees the Sub-Adviser charges to other clients.
The Independent Board Members noted that each Fund had a net management fee and a net expense ratio below its respective peer averages.
Based on their review of the information provided, the Board determined that each Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients
In determining the appropriateness of fees, the Board also reviewed information regarding the fee rates the respective Fund Advisers charged for certain other types of clients and the type of services provided to these other clients. For the Adviser and/or the Sub-Adviser, with respect to non-municipal funds, such other clients may include retail and institutional managed accounts, investment companies outside the Nuveen family, foreign investment companies offered by Nuveen, and collective investment trusts. The Board further noted that the Adviser also advised certain ETFs sponsored by Nuveen. With respect to the Adviser and/or affiliated sub-advisers to the municipal funds, such other clients may include retail and institutional managed accounts, passively managed ETFs sub-advised by the Sub-Adviser but that are offered by another fund complex and municipal managed accounts offered by an unaffiliated adviser.
The Board recognized that each Fund had an affiliated sub-adviser and reviewed, among other things, the range of fees assessed for managed accounts and foreign investment companies. The Board also reviewed the fee range and average fee rate of certain selected investment strategies offered in retail and institutional managed accounts by the Sub-Adviser and of the non-Nuveen investment companies sub-advised by affiliated sub-advisers; with respect to municipal funds, however, the Board reviewed the average fee rates assessed for managed accounts. In addition to the comparative fee data, the Board also reviewed, among other things, a description of the different levels of services provided to other clients compared to the services provided to the Nuveen funds as well as the differences in portfolio investment policies, investor profiles, account sizes and regulatory requirements, all of which contribute to the variations in the fee schedules. With respect to ETFs, the Board considered the differences in the passive management of Nuveen’s Nushares ETFs compared to the active management of other Nuveen funds which also contributed to differing management fee levels compared to such other Nuveen funds. In general, the Board noted that the higher fee levels reflect higher levels of services provided by Nuveen, increased investment management complexity, greater product management requirements and higher levels of business risk or some combination of these factors. The Board further considered that the Sub-Adviser’s fee is essentially for portfolio management services and therefore more comparable to the fees it receives for retail wrap accounts and other external sub-advisory mandates. The Board concluded the varying levels of fees were justified given, among other things, the inherent differences in the products and the level of services provided to the Nuveen funds versus other clients, the differing regulatory requirements and legal liabilities and the entrepreneurial risks incurred in sponsoring and advising a registered investment company.
3. Profitability of Fund Advisers
In conjunction with their review of fees, the Independent Board Members considered Nuveen’s level of profitability for its advisory services to the Nuveen funds for the calendar years 2017 and 2016. In considering profitability, the Independent Board Members reviewed the level of profitability realized by Nuveen including and excluding any distribution expenses incurred by Nuveen from its own resources. The Independent Board Members also reviewed a description of the expense allocation methodology employed to develop the financial information and a summary of the history of changes to the methodology over the years. For comparability purposes, the Board recognized that a prior year’s profitability would be restated to reflect any refinements to the methodology. The Independent Board Members were aware of the inherent limitations in calculating profitability as the use of different reasonable allocation methodologies may lead to significantly different results and in reviewing profitability margins over extended periods given the refinements to the methodology over time. The Board noted that two Independent Board Members, along with independent counsel, serve as the Board’s liaisons to review and discuss any proposed changes to the methodology prior to the full Board’s review.
In their review, the Independent Board Members evaluated, among other things, Nuveen’s adjusted operating margins, gross and net revenue margins (pre-tax and after-tax) for advisory activities for the Nuveen funds, and the revenues, expenses, and net income (pre-tax and after-tax and before distribution) of Nuveen for fund advisory services for each of the last two calendar years. The Independent Board Members also reviewed an analysis of the key drivers behind the changes in revenues and

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

expenses that impacted profitability in 2017 versus 2016. The Board noted that Nuveen recently launched its ETF product line in 2016 and reviewed the revenues, expenses and operating margin from this product line.
In addition to reviewing Nuveen’s profitability in absolute terms, the Independent Board Members also examined comparative profitability data reviewing, among other things, the revenues, expenses and adjusted total company margins of other advisory firms that had publicly available information and comparable assets under management (based on asset size and asset composition) for 2017 and as compared to their adjusted operating margins for 2016. The Independent Board Members, however, recognized the difficulty in comparing the profitability of various fund managers given the limited public information available and the subjective nature of calculating profitability which may be affected by numerous factors including the fund manager’s organizational structure, types of funds, other lines of business, methodology used to allocate expenses and cost of capital. Nevertheless, considering such limitations and based on the information provided, the Board noted that Nuveen’s adjusted operating margins appeared reasonable when compared to the adjusted margins of the peers.
Aside from Nuveen’s profitability, the Board recognized that the Adviser is a subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). As such, the Board also reviewed a balance sheet for TIAA reflecting its assets, liabilities and capital and contingency reserves for the 2017 and 2016 calendar years to consider the financial strength of TIAA.
In reviewing profitability, the Independent Board Members also considered the profitability of the various sub-advisers from their relationships with the respective Nuveen fund(s). The Independent Board Members reviewed the Sub-Adviser’s revenues, expenses and revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2017. The Independent Board Members also reviewed a profitability analysis reflecting the revenues, expenses and revenue margin (pre- and post-tax) by asset type for the Sub-Adviser for the calendar year ending December 31, 2017 and the pre- and post-tax revenue margin from 2017 and 2016.
In evaluating the reasonableness of the compensation, the Independent Board Members also considered any other ancillary benefits derived by the respective Fund Adviser from its relationship with the Nuveen funds as discussed in further detail below.
Based on a consideration of all the information provided, the Board noted that Nuveen’s and the Sub-Adviser’s level of profitability was acceptable and not unreasonable in light of the services provided.
D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale
The Independent Board Members considered the extent to which economies of scale may be achieved as a Fund grows and whether these economies of scale have been shared with shareholders. Although the Board recognized that economies of scale are difficult to measure, the Independent Board Members noted that there are several methods that may be used in seeking to share economies of scale, including through breakpoints in the management fee schedule reducing the fee rates as asset levels grow, fee waivers and/or expense limitation agreements and the Adviser’s investment in its business which can enhance the services provided to the Nuveen funds. With respect to breakpoint schedules, because the Board had previously recognized that economies of scale may occur not only when the assets of a particular fund grow but also when the assets in the complex grow, the Nuveen funds generally pay the Adviser a management fee comprised of a fund-level component and a complex-level component each with its own breakpoint schedule, subject to certain exceptions. In general terms, the breakpoint schedule at the fund level reduces fees as assets in the particular fund pass certain thresholds and the breakpoint schedule at the complex level reduces fees on certain funds as the eligible assets in the complex pass certain thresholds. Subject to exceptions for certain Nuveen funds, the Independent Board Members reviewed the fund-level and complex-level fee schedules and any resulting savings in fees. In addition, with respect to closed-end funds, the Independent Board Members noted that, although such funds may from time-to-time make additional share offerings, the growth of their assets would occur primarily through the appreciation of such funds’ investment portfolios. Further, the Independent Board Members recognized the Adviser’s continued reinvestment in its business through, among other things, improvements in technology, additional staffing, product innovations and other organizational changes designed to expand or enhance the services provided to the benefit of all of the Nuveen funds.
Based on its review, the Board concluded that the current fee arrangements together with the Adviser’s reinvestment in its business appropriately shared any economies of scale with shareholders.
E. Indirect Benefits
The Independent Board Members received and considered information regarding other benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the Nuveen funds. The Independent Board Members reviewed the revenues that an affiliate of the Adviser received in 2017 as a result of serving as co-manager in the initial public offerings of new closed-end funds and as the underwriter on shelf offerings of existing closed-end funds.
In addition to the above, the Independent Board Members considered whether the Sub-Adviser uses commissions paid by the Funds on portfolio transactions to obtain research products and other services (“soft dollar transactions”). The Board recognized that the Sub-Adviser may benefit from research received from broker-dealers that execute Fund portfolio transactions. The Board, however, noted that the benefits for sub-advisers transacting in fixed-income securities may be more limited as such securities generally trade on a principal basis and therefore do not generate brokerage commissions. Further, the Board noted that although the Sub-Adviser may benefit from the receipt of research and other services that it may otherwise have to pay for out of its own resources, the research may also benefit the Funds to the extent it enhances the ability of the Sub-Adviser to manage the Funds or is acquired through the commissions paid on portfolio transactions of other funds or clients.
Based on their review, the Board concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.
F. Other Considerations
The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

Notes

Notes

Nuveen:
Serving Investors for Generations
Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.
Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.

Find out how we can help you.
To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.
Learn more about Nuveen Funds at: www.nuveen.com/closed-end-funds
Distributed by Nuveen Securities, LLC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com

ESA-C-0918D 650718-INV-B-11/19

ITEM 2. CODE OF ETHICS.

Not applicable to this filing.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to this filing.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to this filing.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this filing.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)(17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)
There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 13. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)
Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2)
A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See Ex-99.CERT attached hereto.

(a)(3)
Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the  report by or on behalf of the registrant to 10 or more persons: Not applicable.

(a)(4)	Change in the registrant’s independent public accountant. Not applicable.

(b)
If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: See Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Build America Bond Opportunity Fund

By (Signature and Title) /s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Vice President and Secretary

Date: December 5, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Cedric H. Antosiewicz
Cedric H. Antosiewicz
Chief Administrative Officer
(principal executive officer)

Date: December 5, 2018

By (Signature and Title) /s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
 (principal financial officer)

Date: December 5, 2018